                                                                    Exhibit 10.5

================================================================================
--------------------------------------------------------------------------------

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF JANUARY 29, 1999

                                      AMONG


                      CAPITAL ENVIRONMENTAL RESOURCE INC./
                   RESSOURCES ENVIRONNEMENTALES CAPITAL INC.,

                                   CERI, L.P.,

                         VARIOUS FINANCIAL INSTITUTIONS,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                  AS CO-AGENT,

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                                 AS U.S. AGENT,

                                       AND

                             BANK OF AMERICA CANADA,

                                AS CANADIAN AGENT

================================================================================
--------------------------------------------------------------------------------

                ARRANGED BY NATIONSBANC MONTGOMERY SECURITIES LLC

||                             TABLE OF CONTENTS

Section                                                                   Page

                                  ARTICLE I

                                 DEFINITIONS

1.1  Certain Defined Terms...................................................1
1.2  Other Interpretive Provisions..........................................24
1.3  Accounting Principles..................................................25
1.4  Reallocation of Loans to Parent........................................25

                                  ARTICLE II

                                 THE CREDITS

2.1  U.S. Dollar Borrowings.................................................26
      2.1.1  Commitments to Make U.S. Dollar Loans to the Company...........26
      2.1.2  Commitments to Make U.S. Dollar Loans to Parent................26
      2.1.3  Ability to Reborrow............................................27
      2.1.4  Procedure for U.S. Dollar Borrowings...........................27
      2.1.5  Conversion and Continuation Elections for U.S. Dollar
             Borrowings.....................................................28
      2.1.6  Optional Prepayments of U.S. Dollar Borrowings.................29
      2.1.7  Repayment of U.S. Dollar Borrowings............................29
2.2  Canadian Dollar Borrowings.............................................30
      2.2.1  Commitments to Make Canadian Dollar Loans to Parent............30
      2.2.2  Ability to Reborrow............................................30
      2.2.3  Procedure for Canadian Dollar Borrowings.......................30
      2.2.4  Conversion and Continuation Elections for Canadian Dollar
             Borrowings.....................................................31
      2.2.5  Optional Prepayments of Canadian Dollar Borrowings.............32
      2.2.6  Repayment of Canadian Dollar Borrowings........................32
2.3  Bankers' Acceptances and BA Equivalent Notes...........................33
      2.3.1  Commitments to Accept Drafts and Purchase BA Equivalent Notes..33
      2.3.2  Procedure for Bankers' Acceptances.............................33
      2.3.3  Maturity of Bankers' Acceptances...............................35
      2.3.4  Special Provisions for Bankers' Acceptances....................36
      2.3.5  Power of Attorney for Drafts and BA Equivalent Notes...........36
      2.3.6  Non-Use Fee....................................................37
2.4  Interest...............................................................37
2.5  Fees...................................................................38

      2.5.1  Agency and Arrangement Fees....................................38
      2.5.2  Non-Use Fees...................................................38
      2.5.3  BA Fees........................................................38
2.6  Computation of Fees and Interest.......................................39
2.7  Mandatory Prepayments Resulting from Currency Fluctuations.............39
2.8  Reduction or Termination of the Commitments............................39
      2.8.1  Reduction or Termination of U.S. Commitments...................39
      2.8.2  Reduction or Termination of Canadian Commitments...............40
2.9  Payments by the Borrowers..............................................40
2.10  Payments by the Lenders to the Agents.................................41
2.11  Sharing of Payments, Etc..............................................42
2.12  Optional Increase in Commitments......................................43

                                 ARTICLE III

                             LOAN ACCOUNTS; NOTES

3.1  Loan Accounts..........................................................44
3.2  Notes..................................................................44

                                  ARTICLE IV

                            THE LETTERS OF CREDIT

4.1  The Letter of Credit Subfacility.......................................45
4.2  Issuance, Amendment and Renewal of Letters of Credit...................46
4.3  Risk Participations, Drawings and Reimbursements.......................48
4.4  Repayment of Participations............................................50
4.5  Role of the Issuing Lenders............................................51
4.6  Obligations of Parent and the Company..................................51
4.7  Cash Collateral Pledge.................................................52
4.8  Letter of Credit Fees..................................................53
4.9  Uniform Customs and Practice...........................................53

                                  ARTICLE V

                    TAXES, YIELD PROTECTION AND ILLEGALITY

5.1  Taxes..................................................................54
5.2  Illegality.............................................................58
5.3  Increased Costs and Reduction of Return................................59
5.4  Funding Losses.........................................................59

5.5  Inability to Determine Rates...........................................60
5.6  Certificates of Lenders................................................61
5.7  Substitution of Lenders................................................61
5.8  Right of Lenders to Fund through Branches and Affiliates...............61
5.9  Survival...............................................................61

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

6.1  Conditions to Effectiveness............................................61
      (a)  Credit Agreement and Notes.......................................61
      (b)  Resolutions; Incumbency..........................................61
      (c)  Organization Documents; Good Standing............................62
      (d)  U.S. Guaranties..................................................62
      (e)  Canadian Guaranties..............................................62
      (f)  Payment of Fees..................................................62
      (g)  U.S. Security Agreement..........................................62
      (h)  Canadian Security Agreement......................................63
      (i)  U.S. Pledge Agreement............................................63
      (j)  Canadian Pledge Agreements.......................................63
      (l)  Insurance Certificates...........................................63
      (n)  Certificate......................................................63
      (o)  Legal Opinions...................................................64
      (p)  Estoppel Letters.................................................64
      (q)  Other Documents..................................................64
6.2  Conditions to All Credit Extensions....................................64
      (a)  Notice, Application..............................................64
      (b)  Continuation of Representations and Warranties...................64
      (c)  No Existing Default..............................................64

                                 ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES

7.1  Existence and Power....................................................65
7.2  Authorization; No Contravention........................................65
7.3  Governmental Authorization.............................................65
7.4  Binding Effect.........................................................66
7.5  Financial Statements...................................................66
7.6  No Material Adverse Change.............................................66

7.7  Litigation and Contingent Liabilities..................................66
7.8  Ownership of Properties; Liens.........................................66
7.9  Subsidiaries...........................................................66
7.10  Pension and Welfare Plans.............................................66
7.11  Investment Company Act................................................67
7.12  Public Utility Holding Company Act....................................67
7.13  Regulation U..........................................................67
7.14  Taxes.................................................................67
7.15  Solvency, etc.........................................................67
7.16  Hazardous Materials...................................................68
      7.16.1  Release and Disposal..........................................68
      7.16.2  Treatment and Storage.........................................68
7.17  Absence of Default....................................................68
7.18  Leased Premises.......................................................68
7.19  Information...........................................................68
7.20  Year 2000 Problem.....................................................69
7.21  Burdensome Obligations................................................69
7.22  Labor Matters.........................................................69

                                 ARTICLE VIII

                                  COVENANTS

8.1  Reports, Certificates and Other Information............................69
      8.1.1  Annual Reports.................................................69
      8.1.2  Quarterly Reports..............................................70
      8.1.3  Monthly Reports................................................70
      8.1.4  Compliance Certificates........................................70
      8.1.5  Reports to SEC and to Shareholders.............................70
      8.1.6  Notice of Default, Litigation and ERISA Matters................70
      8.1.7  Subsidiaries...................................................71
      8.1.8  Projections....................................................71
      8.1.9 Quebec Assets...................................................71
      8.1.10  Other Information.............................................71
8.2  Books, Records and Inspections.........................................71
8.3  Insurance..............................................................72
8.4  Compliance with Laws; Payment of Taxes and Liabilities.................72
8.5  Maintenance of Existence, etc..........................................72
8.6  Financial Covenants....................................................72
      8.6.1  Minimum Net Worth..............................................72
      8.6.2  Interest Coverage Ratio........................................72

      8.6.3  Total Debt to EBITDA...........................................73
      8.6.4  Senior Debt to EBITDA..........................................73
8.7  Limitations on Debt....................................................73
8.8  Liens..................................................................74
8.9  Restricted Payments....................................................74
8.10  Advances and Other Investments........................................74
8.11  Mergers, Consolidations and Amalgamations; Acquisitions...............75
8.12  Asset Dispositions....................................................76
8.13  Use of Proceeds.......................................................76
8.14  Transactions with Affiliates..........................................76
8.15  Pension Plans.........................................................76
8.16  Environmental Covenants...............................................77
      8.16.1  Environmental Response Obligation.............................77
      8.16.2  Environmental Liabilities.....................................77
8.17  Unconditional Purchase Obligations....................................77
8.18  Further Assurances....................................................77
8.19  Operating Leases......................................................78
8.20  Business..............................................................78
8.21  Inconsistent Agreements...............................................78
8.22  Capital Expenditures..................................................78
8.23  Other Negative Pledges................................................78
8.24  Redeemable Equity Interests...........................................78
8.25  Nova Scotia Sub and Ontario Sub.......................................78
8.26  Quebec Collateral.....................................................78
8.27  Release of JVS Pledge.................................................79

                                  ARTICLE IX

                              EVENTS OF DEFAULT

9.1  Event of Default.......................................................79
      (a)  Non-Payment of the Loans, etc....................................79
      (b)  Non-Payment of Other Debt........................................79
      (c)  Other Material Obligations.......................................79
      (d)  Bankruptcy, Insolvency, etc......................................79
      (e)  Non-Compliance with Provisions of This Agreement.................80
      (f)  Warranties.......................................................80
      (g)  Pension Plans....................................................80
      (h)  Judgments........................................................80
      (i)  Invalidity of Collateral Documents, etc..........................80
      (j)  Invalidity of Guaranties, etc....................................81

      (k)  Change of Control, etc...........................................81
9.2  Remedies...............................................................81
9.3  Rights Not Exclusive...................................................82

                                  ARTICLE X

                                  THE AGENTS

10.1  Appointment and Authorization.........................................82
10.2  Delegation of Duties..................................................83
10.3  Liability of Agents...................................................83
10.4  Reliance by Agents....................................................83
10.5  Notice of Default.....................................................84
10.6  Credit Decision.......................................................84
10.7  Indemnification of Agents.............................................84
10.8  Agents in Individual Capacity.........................................85
10.9  Successor Agents......................................................85
10.10  Withholding Tax......................................................86
10.11  Collateral Matters Releases of Guarantors............................86
10.12  Co-Agents............................................................87

                                  ARTICLE XI

                           GUARANTY BY THE COMPANY

11.1  Guaranty..............................................................87
11.2  Guaranty Unconditional................................................87
11.3  Discharge only upon Payment in Full; Reinstatement in Certain
      Circumstances.........................................................88
11.4  Waiver by Parent......................................................88
11.5  Subrogation...........................................................89
11.6  Stay of Acceleration..................................................89

                                 ARTICLE XII

                                MISCELLANEOUS

12.1  Amendments and Waivers................................................89
12.2  Notices...............................................................90
12.3  No Waiver; Cumulative Remedies........................................91
12.4  Costs and Expenses....................................................91
12.5  Borrower Indemnification..............................................91

12.6  Payments Set Aside....................................................92
12.7  Successors and Assigns................................................92
12.8  Assignments, Participations, etc......................................92
12.9  Confidentiality.......................................................94
12.10  Set-off..............................................................94
12.11  Notification of Addresses, Lending Offices, Etc......................95
12.12  Counterparts.........................................................95
12.13  Severability.........................................................95
12.14  No Third Parties Benefited...........................................95
12.15  Governing Law and Jurisdiction.......................................95
12.16  Waiver of Jury Trial.................................................95
12.17  Judgment.............................................................96
12.18  Entire Agreement.....................................................96
||
                                    SCHEDULES

Schedule 1.1A  U.S. Commitments and Pro Rata Shares
Schedule 1.1B  Canadian Commitments and Pro Rata Shares
Schedule 1.1C  Pricing Schedule
Schedule 7.7   Litigation and Contingent Liabilities
Schedule 7.9   Subsidiaries and Other Investments
Schedule 7.10  Pension and Welfare Plans
Schedule 7.18  Leased Premises
Schedule 7.22  Labor Matters
Schedule 8.7   Debt
Schedule 8.8   Liens
Schedule 12.2  Canadian and Domestic Lending Offices, Addresses for Notices

                                    EXHIBITS

Exhibit A-1  Form of Notice of U.S. Dollar Borrowing
Exhibit A-2  Form of Notice of Canadian Dollar Borrowing
Exhibit A-3  Form of Notice of BA Borrowing
Exhibit B-1 Form of Notice of Conversion/Continuation (U.S. Dollar Loans) Exhibit B-2 Form of Notice of Conversion/Continuation (Canadian Dollar Loans)
Exhibit C    Form of Compliance Certificate
Exhibit D-1  Form of Opinion of U.S. Counsel
Exhibit D-2  Form of Opinion of Ontario Counsel
Exhibit D-3  Form of Opinion of Alberta Counsel
Exhibit D-4  Form of Opinion of British Columbia Counsel
Exhibit D-5  Form of Opinion of Nova Scotia Counsel
Exhibit D-6  Form of Opinion of General Counsel
Exhibit E-1  Form of Assignment and Acceptance (U.S. Facility)
Exhibit E-2  Form of Assignment and Acceptance (Canadian Facility)
Exhibit F-1  Form of Promissory Note (Company)
Exhibit F-2  Form of Promissory Note (Parent)
Exhibit F-3  Form of BA Equivalent Note
Exhibit G-1  Form of U.S. Subsidiary Guaranty (U.S. Facility)
Exhibit G-2  Form of U.S. Subsidiary Guaranty (Canadian Facility)
Exhibit G-3  Form of Canadian Guaranty
Exhibit H-1  Form of U.S. Security Agreement
Exhibit H-2 Form of Canadian Security Agreement (Canadian Subsidiaries) Exhibit H-3 Form of Canadian Security Agreement (Parent)
Exhibit I-1  Form of U.S. Pledge Agreement
Exhibit I-2  Form of Canadian Pledge Agreement
Exhibit J    Form of Subordination Language
Exhibit K    Form of Request for Increase
Exhibit L    Form of Facility Assignment Agreement
Exhibit M-1  Form of Assignment of Partnership Interests (Parent)
Exhibit M-2  Form of Assignment of Partnership Interests (Ontario GP)

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of January 29, 1999 among CERI, L.P., a Delaware limited partnership (the "COMPANY"), CAPITAL ENVIRONMENTAL RESOURCE INC./RESSOURCES ENVIRONNEMENTALES CAPITAL INC., an Ontario corporation ("PARENT"), various financial institutions, CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BOFA"), as U.S. Agent, and BANK OF AMERICA CANADA ("BACAN"), as Canadian Agent.

      WHEREAS, Parent, various financial institutions and Dresdner Bank Canada, as agent (in such capacity, the "EXISTING AGENT"), entered into a Credit Agreement dated as of September 25, 1997 (as amended, the "EXISTING AGREEMENT"); and

      WHEREAS, pursuant to a Facility Assignment Agreement dated as of even date herewith substantially in the form of EXHIBIT L (the "FACILITY ASSIGNMENT AGREEMENT"), (i) Dresdner Bank Canada is assigning to BACAN, in its capacity as a lender, all of its loans under the Existing Agreement and (ii) the Existing Agent is assigning to BACAN, and BACAN is assuming, the rights and responsibilities as "Agent" under and as defined in the Existing Agreement; and

      WHEREAS, the parties hereto have agreed to amend and restate the Existing Agreement so as to, among other things, (a) add the Company as a "Borrower", (b) add BofA as "U.S. Agent" hereunder, (c) amend the pricing, various covenants and various other provisions of the Existing Agreement and (d) revise the composition of the lender group; and

      WHEREAS, the parties hereto intend that this Agreement and the Loan Documents executed in connection herewith not effect a novation of the obligations of Parent under the Existing Agreement and the "Documents" (as defined in the Existing Agreement), but merely a restatement and, where applicable, an amendment of the terms governing such obligations; and

      WHEREAS, the parties hereto desire to amend and restate the Existing Agreement in its entirety pursuant hereto;

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      1.1 CERTAIN DEFINED TERMS. The following terms have the following meanings:

            ACQUISITION means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger, consolidation or amalgamation or any other combination with another Person (other than a Person that is a Subsidiary); PROVIDED that (i) if Parent or the Company is involved in any such transaction, Parent or the Company, as the case may be, shall be the surviving entity (or, in the case of an amalgamation, the continuing or successor entity shall be liable for all obligations of Parent or the Company, as applicable, hereunder and under the other Loan Documents) and
      (ii) in the case of any other such transaction, the surviving, continuing or successor entity shall be a Subsidiary.

            AFFECTED LENDER - see SECTION 5.7.

            AFFILIATE means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

            AGENT-RELATED PERSONS means either Agent and any successor thereto in such capacity hereunder, together with their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

            AGENTS means the Canadian Agent and the U.S. Agent; and AGENT means the Canadian Agent or the U.S. Agent.

            AGREEMENT means this Credit Agreement.

            APPLICABLE AGENT means (a) with respect to matters relating to U.S. Dollar Loans made to the Company and Letters of Credit issued for the account of the Company, the U.S. Agent, and (b) with respect to matters relating to U.S. Dollar Loans made to Parent, Canadian Dollar Loans, Letters of Credit issued for the account of Parent, Bankers' Acceptances and BA Equivalent Notes, the Canadian Agent.

            APPLICABLE BORROWER means (a) with respect to U.S. Dollar Loans made by the U.S. Lenders and Letters of Credit issued by the U.S. Issuing Lender, the Company, and (b) with respect to U.S. Dollar Loans made by the Canadian Lenders, Canadian Dollar

      Loans, Bankers' Acceptances, BA Equivalent Notes and Letters of Credit issued by the Canadian Issuing Lender, Parent.

            APPLICABLE LENDERS means (a) with respect to matters relating to U.S. Dollar Loans made to the Company and Letters of Credit issued for the account of the Company, the U.S. Lenders, and (b) with respect to matters relating to U.S. Dollar Loans made to Parent, Canadian Dollar Loans, Letters of Credit issued for the account of Parent, Bankers' Acceptances and BA Equivalent Notes, the Canadian Lenders.

            APPLICABLE MARGIN means the applicable rate per annum for a Loan set forth in SCHEDULE 1.1C.

            ARRANGER means NationsBanc Montgomery Securities LLC.

            ASSIGNEE - see SUBSECTION 12.8(A).

            ASSIGNMENT OF PARTNERSHIP INTERESTS - see SUBSECTION 6.1(M).

            ASSIGNMENT AND ACCEPTANCE - see SUBSECTION 12.8(A).

            ATTORNEY COSTS means and includes all reasonable fees and charges of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel, including all such fees, charges and disbursements on a solicitor-client basis.

            BA BORROWING means Bankers' Acceptance and BA Equivalent Notes accepted or purchased by the Canadian Lenders in amounts substantially equivalent (subject to SUBSECTION 2.3.2(B)) to their respective Pro Rata Shares on the same day and for the same term.

            BA DISCOUNT PROCEEDS means, with respect to any Bankers' Acceptance or BA Equivalent Note, an amount calculated on the applicable Borrowing Date which is (rounded to the nearest full cent) equal to the face amount of such Bankers' Acceptance or BA Equivalent Note divided by the sum of one plus the product of (i) the BA Discount Rate applicable thereto multiplied by (ii) a fraction, the numerator of which is the term of such Bankers' Acceptance or BA Equivalent Note and the denominator of which is 365.

            BA DISCOUNT RATE means, subject to SUBSECTION 2.3.4(B), with respect to any Bankers' Acceptances or BA Equivalent Notes to be purchased by the Canadian Lenders on any Borrowing Date, (i) for each Canadian Lender that is a bank named in Schedule I to the Bank Act (Canada), the CDOR for bankers' acceptances having an identical maturity date and (if shown on the CDOR page of the Reuters screen) comparable aggregate face amount to the maturity date and aggregate face amount of such Bankers' Acceptances, (ii) for each Canadian Lender that is not a bank named in Schedule I to the Bank Act (Canada), the arithmetic average (rounded upward, if necessary, to an integral multiple of 1/100 of 1%) of the discount rate of interest at which each BA Reference Lender is offering as of 10:00 a.m. (Toronto time) on such Borrowing Date to purchase bankers' acceptances accepted by it having an identical maturity date and comparable aggregate face amount to the maturity date and aggregate face amount of the applicable Bankers' Acceptance of such BA Reference Lender, as notified by such Lender to the Canadian Agent and
      (iii) for each Non-BA Lender, the lesser of (A) the CDOR plus 0.1% and (B) the annual interest rate which is the cost to such Non-BA Lender of obtaining Canadian Dollars to fund such purchase by it, as notified by such Lender to the Canadian Agent.

            BA EQUIVALENT NOTE - see SECTION 2.3.1.

            BA LENDER means any Canadian Lender which is a bank chartered under the Bank Act (Canada) and which has not notified the Canadian Agent in writing that it is unwilling or unable to accept Drafts as provided in
      SECTION 2.3.

            BA REFERENCE LENDERS means BACAN and any other Canadian Lender designated in writing from time to time by such Canadian Lender, Parent and the Canadian Agent; PROVIDED that if any such Person ceases to be a Canadian Lender, such Person should concurrently cease to be a BA Reference Lender.

            BACAN - see the introductory clause hereto.

            BANK ACT SECURITY means assignments of inventory and proceeds by Parent to and in favour of each Canadian Lender creating a first fixed charge on such assets pursuant to Section 427 of the Bank Act (Canada), together with all documents related or ancillary thereto.

            BANKERS' ACCEPTANCE means a Draft which has been accepted by a BA Lender as provided in SECTION 2.3.

            BASE RATE means, for any day, the higher of: (a) 0.50% per annum above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

            BASE RATE LOAN means a Loan that bears interest based on the Base Rate.

            BOFA - see the introductory clause hereto.

            BORROWER means the Company or Parent; and BORROWERS means the Company and Parent.

            BORROWING means a borrowing hereunder consisting of (a) U.S. Dollar Loans of the same Type made to the Applicable Borrower on the same day by the Applicable Lenders under SECTION 2.1 and, other than in the case of Base Rate Loans, having the same Interest Period, (b) Canadian Dollar Loans of the same Type made to Parent on the same day by the Canadian Lenders under SECTION 2.2 and, other than in the case of Prime Rate Loans, having the same Interest Period or (c) a BA Borrowing. A Borrowing may be a U.S. Dollar Borrowing, a Canadian Dollar Borrowing or a BA Borrowing.

            BORROWING DATE means any date on which a Borrowing occurs under
      SECTION 2.1.4 or SECTION 2.2.3 or on which the Canadian Lenders accept Drafts and/or purchase BA Equivalent Notes pursuant to SECTION 2.3.2.

            BUSINESS DAY means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago (and in the case of disbursements and payments in Canadian Dollars and any matter relating to U.S. Dollar Loans to Parent or Bankers' Acceptances or BA Equivalent Notes, in Toronto, Canada and New York, New York) are authorized or required by law to close and, if the applicable Business Day relates to an Offshore Rate Loan, means such a day on which dealings in U.S. Dollars or Canadian Dollars, as applicable, are carried on in the London interbank market.

            CANADIAN AGENT means BACAN in its capacity as agent hereunder and under the other Loan Documents, as provided in ARTICLE X, and any successor Canadian Agent under SECTION 10.9.

            CANADIAN COMMITMENT means, with respect to any Canadian Lender, the commitment of such Canadian Lender to make Loans to Parent, to accept and purchase Bankers' Acceptances or to purchase BA Equivalent Notes, and to participate in Letters of Credit issued for the account of Parent in a Dollar Equivalent amount not exceeding the amount set forth for such Canadian Lender on SCHEDULE 1.1B, as such amount is adjusted from time to time in accordance with the terms hereof. As of the date of this Agreement, the Dollar Equivalent amount of the combined Canadian Commitments of all Canadian Lenders is U.S. $40,000,000.

            CANADIAN COST OF FUNDS RATE means a rate per annum equal to the cost of funds of the Canadian Agent as established by the Canadian Agent based on its customary practice.

            CANADIAN DOLLAR BORROWING means a Borrowing consisting of Canadian Dollar Loans made by the Canadian Lenders to Parent ratably according to their respective Pro Rata Shares.

            CANADIAN DOLLARS and CDN. $ each mean lawful money of Canada.

            CANADIAN DOLLAR LOANS means any Prime Rate Loan or Offshore Canadian Dollar Loan made to Parent by a Canadian Lender under SECTION 2.2. All Canadian Dollar Loans shall be made in Canadian Dollars.

            CANADIAN GUARANTOR means (a) as of the Closing Date, each Canadian Subsidiary listed on SCHEDULE 7.9 (other than Lacey Garbage Disposal Ltd. and Nova Scotia Sub) and (b) thereafter, the entities referred to in CLAUSE (A) and each other Person which from time to time executes and delivers a Canadian Guaranty (other than any of the foregoing which is released from its obligations under the applicable Guaranty in accordance with the terms hereof).

            CANADIAN GUARANTY - see SUBSECTION 6.1(E).

            CANADIAN ISSUING LENDER means BACAN in its capacity as Issuer of one or more Letters of Credit for the account of Parent hereunder, together with any replacement therefor pursuant to SECTION 10.9.

            CANADIAN L/C COMMITMENT means the commitment of the Canadian Issuing Lender to Issue, and the commitment of the Canadian Lenders severally to participate in, Letters of Credit from time to time Issued for the account of Parent under ARTICLE IV, in an aggregate Effective Amount not to exceed on any date an amount equal to the lesser of a Dollar Equivalent amount of U.S. $20,000,000 and the amount of the combined Canadian Commitments; IT BEING UNDERSTOOD that the Canadian L/C Commitment is a part of the combined Canadian Commitments, rather than a separate, independent commitment.

            CANADIAN LENDER means each Lender listed on SCHEDULE 1.1B under the heading "Canadian Lender" and any other Lender that may from time to time hold Loans made to Parent and/or accept a Bankers' Acceptance and/or hold a BA Equivalent Note.

            CANADIAN PLAN means a pension plan established by Parent or any Canadian Subsidiary for any of its employees which is not subject to ERISA.

            CANADIAN PLEDGE AGREEMENT - see SUBSECTION 6.1(J) .

            CANADIAN SECURITY AGREEMENT - see SUBSECTION 6.1(H).

            CANADIAN SUBSIDIARY means any Subsidiary of Parent which is organized under the federal laws of Canada or the laws of any province thereof.

            CAPITAL ADEQUACY REGULATION means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case regarding capital adequacy of any bank or of any corporation controlling a bank.

            CASH COLLATERALIZE means, with respect to either Borrower, to pledge and deposit with or deliver to the Applicable Agent, for the benefit of such Agent and the Applicable Lenders, as collateral for the applicable Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Applicable Agent. Derivatives of such term shall have corresponding meanings. Each Borrower hereby grants the Applicable Agent, for the benefit of such Agent and the Applicable Lenders, a security interest in any such cash and deposit account balances. Cash Collateral shall be maintained in blocked, deposit accounts at the Applicable Agent or an Affiliate thereof.

            CASH EQUIVALENT INVESTMENT means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government, the Canadian Government or any agency or province thereof, (b) commercial paper, certificates of deposit (or time deposits represented by certificates of deposit) or bankers' acceptances, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc. or R-1 by Dominion Bond Rating Service Limited, (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or banker's acceptance, maturing not more than one year after such time, that is issued or sold by any Lender or a commercial banking institution that is a member of the Federal Reserve System or is a Schedule I Canadian bank and has a combined capital and surplus and undivided profits of not less than a Dollar Equivalent amount of U.S.$500,000,000, (d) any repurchase agreement entered into with any Lender (or other commercial banking institution of the stature referred to in CLAUSE (C)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (A) through (C) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Lender for the purpose of investing in loans to any corporation (other than Parent or an Affiliate of Parent), state, province or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia or of any province or territory of Canada.

            CDOR means, for any day, the average of the annual discount rates (rounded upward to the nearest 1/100 of 1%) for bankers' acceptances denominated in Canadian Dollars for a specified term and, if shown, the aggregate face amount that appears on the CDOR page of the Reuters Screen as of 10:30 a.m. (Toronto time) on such day (or, if such day is not a Business Day, as of 10:30 a.m. (Toronto time) on the immediately preceding Business Day), all as determined by the Canadian Agent.

            CHANGE OF CONTROL means (a) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding the Permitted Shareholders) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 20% or more of the outstanding shares of common stock of Parent (and, prior to a Qualifying IPO, shall have beneficial ownership of more outstanding shares of common stock than the Permitted Shareholders collectively); or (b) during any 24-month period, individuals who at the beginning of such period constituted Parent's Board of Directors (together with any new directors whose election by Parent's Board of Directors or whose nomination for election by Parent's shareholders was approved by a vote of a majority of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Parent.

            CLOSING DATE means the date on which all conditions precedent to the effectiveness hereof set forth in SECTION 6.1 are satisfied or waived by all Lenders.

            CODE means the Internal Revenue Code of 1986.

            COLLATERAL means any property on which or in which a lien is granted to the U.S. Agent, the Canadian Agent or any Lender pursuant to any Collateral Document.

            COLLATERAL DOCUMENTS means the U.S. Security Agreement, each Canadian Security Agreement, the U.S. Pledge Agreement, each Canadian Pledge Agreement, the Bank Act Security, each Assignment of Partnership Interests and any other document pursuant to which any Loan Party grants a Lien to either Agent or any Lender to secure any obligations hereunder or under any other Loan Document .

            COMMITMENT means, as to each Lender, the amount set forth opposite such Lender's name on SCHEDULE 1.1A or SCHEDULE 1.1B (or both), as adjusted from time to time in accordance with the terms of this Agreement.

            COMPANY - see the introductory clause hereto.

            COMPANY OUTSTANDINGS means, with respect to any U.S. Lender, the aggregate principal amount of all outstanding Loans made by such U.S. Lender to the Company PLUS the amount of the participation of such U.S. Lender in the Effective Amount of all L/C Obligations of the Company.

            COMPUTATION DATE means the last Business Day of each calendar month AND (i) with respect to each Offshore Canadian Dollar Loan, the date on which Parent borrows such Loan and each date on which Parent converts or continues such Loan, (ii) with respect to each Prime Rate Loan, the date on which Parent borrows such Loan and each date on which Parent pays all or a portion of such Loan, (iii) with respect to any Bankers' Acceptance or BA Equivalent Note, the date of issuance or purchase thereof and the date of payment thereof, and (iv) with respect to each Letter of Credit issued for the account of Parent, the date on which such Letter of Credit is issued and on each date on which the Stated Amount of such Letter of Credit changes.

            COMPUTATION PERIOD means any period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

            CONSOLIDATED NET INCOME means, with respect to Parent and its Subsidiaries for any period, the consolidated net income (or loss) of Parent and its Subsidiaries for such period (excluding any extraordinary, unusual or non-recurring items of income).

            CONTRACTUAL OBLIGATION means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

            CONVERSION/CONTINUATION DATE means any Business Day on which (i) either Borrower converts Loans from one Type of U.S. Dollar Loans to the other Type, (ii) Parent converts Loans from one Type of Canadian Dollar Loans to the other Type or (iii) either Borrower continues Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

            CREDIT EXTENSION means and includes (a) the making of any Loan hereunder, (b) the acceptance of any Draft or the purchase of any BA Equivalent Note hereunder and (c) the Issuance of any Letter of Credit hereunder.

            DEBT of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under capital leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and bankers' acceptances issued for the account of such Person, (f) liabilities of such Person in respect of Hedging Agreements, and (g) all Suretyship Liabilities (other than Suretyship Liabilities in respect of operating leases of other Persons) of such Person.

            DOLLAR EQUIVALENT means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in U.S. Dollars as determined by the Canadian Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Canadian Dollars.

            DRAFT - see SECTION 2.3.1.

            EBITDA means, with respect to any Computation Period, Consolidated Net Income before deducting Interest Expense, taxes, depreciation and amortization for such period, but excluding pooling charges and, for any Computation Period ending on or prior to September 30, 1999, a Dollar Equivalent amount of U.S.$602,000 non-cash extraordinary charge related to the write-off of start-up and integration costs, all calculated on a PRO FORMA basis (as certified by Parent to the U.S. Agent) assuming that each Acquisition made during such Computation Period had been made on the first day of such Computation Period (calculated to exclude non-recurring private company expenses which are discontinued upon any such Acquisition (as certified by Parent and agreed to by the U.S. Agent)).

            EFFECTIVE AMOUNT means, with respect to the outstanding L/C Obligations of a Borrower on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursement of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under any Letter of Credit taking effect on such date.

            ENVIRONMENTAL LAWS means all applicable federal, state, provincial or local statutes, laws, ordinances, codes, rules, regulations, guidelines, orders and judgments (including consent decrees and administrative orders) relating to any hazardous, toxic or dangerous substance or material, public health and safety, the protection of the environment, land use, chemical use, pollution, sanitation or the health and welfare of any plant or animal.

            ERISA means the Employee Retirement Income Security Act of 1974.

            EURODOLLAR RESERVE PERCENTAGE means, for any day for any Interest Period, (a) in the case of Loans made by the U.S. Lenders, the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and (b) in the case of Loans made by the Canadian Lenders, the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Bank of Canada or any other relevant Governmental Authority in Canada for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding.

            EVENT OF DEFAULT means any event or circumstance specified in
      SECTION 9.1.

            EXISTING AGENT - see the RECITALS.

            EXISTING AGREEMENT - see the RECITALS.

            FACILITY ASSIGNMENT AGREEMENT - see the RECITALS.

            FINANCIAL LETTER OF CREDIT means any standby Letter of Credit (a) determined by the U.S. Agent to be a "financial guaranty-type Standby Letter of Credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency (or in any successor regulation, guideline or ruling by any applicable banking regulatory authority) or (b) determined by the Canadian Agent to be a "direct credit substitute" having a 100% conversion factor for purposes of Section A.4.1, Categories of Off-Balance Sheet Instruments, of Guideline A, Capital Adequacy Requirements, of the Guidelines for Banks issued by the Office of the Superintendent of Financial Institutions (Canada) (or for purposes of any successor regulation, guideline or ruling by any applicable Governmental Authority).

            FISCAL QUARTER means a fiscal quarter of a Fiscal Year.

            FISCAL YEAR means the fiscal year of Parent and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1998") refer to the Fiscal Year ending on December 31 of such calendar year.

            FOREIGN SUBSIDIARY means any Subsidiary (i) organized under the laws of a jurisdiction other than the United States or a state thereof or Canada or a province or territory thereof and (ii) which conducts substantially all of its business and operations outside of the United States and Canada.

            FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

            FUNDED DEBT means all Debt of Parent and its Subsidiaries, excluding
      (i) contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except to the extent constituting contingent obligations under letters of credit supporting, or Suretyship Liabilities in respect of, Debt of a Person other than Parent or any Subsidiary), (ii) liabilities under Hedging Agreements and (iii) Debt of Parent to Subsidiaries and Debt of Subsidiaries to Parent or to other Subsidiaries.

            GAAP means U.S. generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

            GOVERNMENTAL AUTHORITY means any nation or government, any state or province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            GUARANTOR means each U.S. Guarantor and each Canadian Guarantor.

            GUARANTY means each of each U.S. Guaranty and the Canadian Guaranty.

            HAZARDOUS MATERIAL means any hazardous, toxic or dangerous substance or material defined as such in (or for purposes of) any Environmental Law.

            HEDGING AGREEMENT means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

            HONOR DATE - see SUBSECTION 4.3(B).

            INDEMNIFIED LIABILITIES - see SECTION 12.5.

            INDEMNIFIED PERSON - see SECTION 12.5.

            INSOLVENCY PROCEEDING means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, compromise, arrangement or relief of debtors (including any proceeding under the U.S. Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditor's Arrangement Act (Canada) or any similar legislation in any jurisdiction) or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of such creditors.

            INTEREST COVERAGE RATIO means the ratio for any Computation Period of (a) Consolidated Net Income before deducting Interest Expense, taxes, depreciation and amortization for such period, but excluding pooling charges and, for any Computation Period ending on or prior to September 30, 1999, a Dollar Equivalent amount of U.S.$602,000 non-cash extraordinary charge related to the write-off of start-up and integration costs to (b) Interest Expense.

            INTEREST EXPENSE means, for any period, the consolidated interest expense of Parent and its Subsidiaries for such period (including all imputed interest on capital leases but excluding interest paid in kind on subordinated or convertible subordinated debt that is not repayable in cash prior to the date which is 91 days after the scheduled Termination
      Date).

            INTEREST PAYMENT DATE means (a) as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Loan (and, if any Interest Period exceeds three months, the three-month anniversary of the first day of any such Interest Period) and at maturity and (b) as to any Base Rate Loan or Prime Rate Loan, the last Business Day of each calendar month and at maturity.

            INTEREST PERIOD means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or the Conversion/Continuation Date on which such

      Loan is converted into or continued as an Offshore U.S. Dollar Loan or Offshore Canadian Dollar Loan, as applicable, and ending on the date one, two, three or six months thereafter as selected by the Applicable Borrower in its Notice of U.S. Dollar Borrowing, Notice of Canadian Dollar Borrowing or Notice of Conversion/Continuation, as the case may be; PROVIDED that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period for an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) no Interest Period for any Loan shall extend beyond (x)
            prior to consummation of a Qualifying IPO, January 10, 2000; and (y) thereafter, the scheduled Termination Date.

            INVESTMENT means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding any commission, travel or similar advance made in the ordinary course of business to directors, officers and employees of such Person or any of its Subsidiaries), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses.

            IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

            ISSUANCE DATE - see SUBSECTION 4.1(A).

            ISSUE means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

            ISSUING LENDER means the Canadian Issuing Lender or the U.S. Issuing Lender; and ISSUING LENDERS means the Canadian Issuing Lender and the U.S. Issuing Lender.

            JVS means J.V. Services of Western N.Y., Inc., a New York corporation.

            JVS SECURED PARTIES - see SECTION 8.27.

            L/C ADVANCE means each Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

            L/C AMENDMENT APPLICATION means an application form for amendment of an outstanding standby letter of credit as shall at any time be in use at the applicable Issuing Lender, as such Issuing Lender shall specify.

            L/C APPLICATION means an application form for issuance of a standby letter of credit as shall at any time be in use by the applicable Issuing Lender, as such Issuing Lender shall specify.

            L/C BORROWING means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Loans under SUBSECTION 4.3(C).

            L/C OBLIGATIONS means, with respect to a Borrower at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued for the account of such Borrower, plus (b) the amount of all unreimbursed drawings under all Letters of Credit issued for the account of such Borrower, including all outstanding L/C Borrowings.

            L/C-RELATED DOCUMENTS means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document executed by a Borrower relating to any Letter of Credit.

            LENDER means each of the financial institutions identified on the signature pages hereof and their respective permitted successors and assigns. References to the "Lenders" shall include each of BofA and BACAN in its capacity as an Issuing Lender; for purposes of clarification only, to the extent that BofA or BACAN may have any rights or obligations in addition to those of the other Lenders due to its status as an Issuing Lender, its status as such will be specifically referenced.

            LENDING OFFICE means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Canadian Lending Office", as the case may be, on SCHEDULE 12.2, or such other office or offices as shall be making or maintaining any Loan hereunder.

            LETTER OF CREDIT means any standby letter of credit Issued by an Issuing Lender pursuant to ARTICLE IV.

            LIBOR means for any Interest Period:

            (a) In the case of Offshore U.S. Dollar Loans, the rate at which U.S. Dollar deposits in the approximate amount of the Offshore U.S. Dollar Loan of the Applicable Agent included in the related Borrowing, and having a maturity comparable to such Interest Period, are offered by BofA to major banks in the London eurocurrency market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

            (b) In the case of Offshore Canadian Dollar Loans, the rate per annum (rounded upward, if necessary, to an integral multiple of 1/100 of 1%) appearing on the Dow Jones Market Service (formerly Telerate Access Service) Page 3740 (or any successor page) as the London interbank offered rate for deposits in Canadian Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period for a term comparable to such Interest Period. If for any reason the rate described in the foregoing sentence is not available, then such offered rate shall be determined by the Canadian Agent from an alternate, substantially similar independent source available to the Canadian Agent or shall be calculated by the Canadian Agent by a substantially similar methodology as that theretofore used to determine such offered rate on Dow Jones Market Service in the London interbank eurodollar market for a term comparable to such Interest Period and in an amount equal to or comparable to the principal amount of the Offshore Canadian Dollar Loan of the Canadian Agent included in the related Borrowing.

            LIEN means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or similar preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

            LOAN or LOANS means (a) one or more loans by a Lender to the Applicable Borrower pursuant to SECTION 2.1 (which may be Base Rate Loans or Offshore U.S. Dollar Loans), (b) one or more loans by a Canadian Lender to Parent pursuant to SECTION 2.2 (which may be Prime Rate Loans or Offshore Canadian Dollar Loans), (c) amounts made available to an Agent for the account of an Issuing Lender by a Lender pursuant to SUBSECTION 4.3(C), (d) any borrowing by a Borrower pursuant to SUBSECTION 5.2(B) or
      (e) one or more loans by a Lender to the Applicable Borrower pursuant to
      SECTION 5.5.

            LOAN DOCUMENTS means this Agreement, the Notes, the Bankers' Acceptances, the BA Equivalent Notes, the Guaranties, the Collateral Documents, the L/C-Related

      Documents and all other documents delivered to either Agent or any Lender in connection herewith.

            LOAN PARTIES means Parent, the Company and each other Guarantor.

            MARGIN STOCK means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

            MATERIAL ADVERSE EFFECT means a material adverse effect on (a) the financial condition, operations, business or assets of Parent and its Subsidiaries taken as a whole or (b) the ability of Parent, the Company or any other Subsidiary to timely and fully perform any of its payment or other material obligations under this Agreement or any other Loan Document to which it is a party.

            MATERIAL ENVIRONMENTAL EVENT means any event or condition relating to Hazardous Materials or resulting from a breach of any Environmental Law which is reasonably likely to result in liability to Parent and/or any Subsidiary during the term of this Agreement in an amount greater than a Dollar Equivalent amount of U.S.$1,000,000 for any single such event or condition or a Dollar Equivalent amount of U.S.$2,000,000 when combined with all other such events or conditions.

            NET WORTH means Parent's consolidated stockholders' equity plus, to the extent not included in such shareholders' equity in accordance with GAAP, all common and preferred stock (excluding Redeemable Equity Interests issued after the date of this Agreement) as shown on Parent's consolidated balance sheet.

            NON-BA LENDER means any Canadian Lender which is not a BA Lender.

            NON-FINANCIAL LETTER OF CREDIT means any standby Letter of Credit other than a Financial Letter of Credit.

            NOTE means a promissory note executed by a Borrower in favor of a Lender pursuant to SECTION 3.2, in substantially the form of EXHIBIT F-1 or F-2, as applicable.

            NOTICE OF BA BORROWING means a notice by Parent in substantially the form of EXHIBIT A-3 requesting the acceptance of Bankers' Acceptances and the purchase of BA Equivalent Notes.

            NOTICE OF CANADIAN DOLLAR BORROWING means a notice by Parent in substantially the form of EXHIBIT A-2 requesting Canadian Dollar Loans.

            NOTICE OF CONVERSION/CONTINUATION means a notice by a Borrower in substantially the form of EXHIBIT B-1 (in the case of a notice pursuant to SECTION 2.1.5) or EXHIBIT B-2 (in the case of a notice pursuant to SECTION 2.2.5).

            NOTICE OF U.S. DOLLAR BORROWING means a notice by a Borrower in substantially the form of EXHIBIT A-1 requesting U.S. Dollar Loans.

            NOVA SCOTIA SUB means 3020378 Nova Scotia Company, a Nova Scotia corporation.

            OBLIGATIONS means all advances, debts, liabilities, obligations, covenants and duties arising under this Agreement or any other Loan Document owing by either Borrower to any Lender, either Agent or any Indemnified Person, whether absolute or contingent, due or to become due, or now existing or hereafter arising.

            OFFSHORE CANADIAN DOLLAR LOAN means any Canadian Dollar Loan that bears interest based on the Offshore Rate.

            OFFSHORE RATE means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if not an integral multiple of 1/16 or 1/100 of 1%, to an integral multiple of 1/100 of 1%) determined by the Applicable Agent as follows:

            Offshore Rate =                LIBOR
                           ------------------------------------
                           1.00 - Eurodollar Reserve Percentage

            OFFSHORE RATE LOAN means any Offshore U.S. Dollar Loan or Offshore Canadian Dollar Loan.

            OFFSHORE U.S. DOLLAR LOAN means any U.S. Dollar Loan that bears interest based on the Offshore Rate.

            ONTARIO GP means 1312654 Ontario Inc., an Ontario corporation.

            ORGANIZATION DOCUMENTS means (i) for any corporation, the certificate or articles of incorporation, any memorandum and articles, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights or other shareholders' agreement (including any unanimous shareholders' agreement or declaration), and all applicable resolutions of the shareholders and/or the board of directors (or any committee thereof) of such corporation, (ii) for any partnership or joint venture, the partnership or joint venture agreement and any other organizational document of such entity, (iii) for any limited liability company, the certificate or articles of organization, the operating agreement and any other organizational document of such limited liability company, (iv) for any trust, the declaration of trust, the trust agreement and any other organizational document of such trust and (v) for any other entity, the document or agreement pursuant to which such entity was formed and any other organizational document of such entity.

            OTHER TAXES means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

            PARENT - see the introductory clause hereto.

            PARENT OUTSTANDINGS means, with respect to any Canadian Lender, the aggregate principal Dollar Equivalent amount of all outstanding Loans made by such Canadian Lender to Parent PLUS the amount of the participation of such Canadian Lender in the Effective Amount of all L/C Obligations of Parent PLUS the Dollar Equivalent face amount of all Bankers' Acceptances accepted by such Canadian Lender or BA Equivalent Notes purchased by such Canadian Lender.

            PARTICIPANT - see SUBSECTION 12.8(C).

            PAYMENT OFFICE means (i) in respect of payments in U.S. Dollars, the address for payments set forth on SCHEDULE 12.2 for the Applicable Agent or such other address as the Applicable Agent may from time to time specify in accordance with SECTION 12.2; and (ii) in the case of payments in Canadian Dollars, the address for payments set forth on SCHEDULE 12.2 for the Canadian Agent or such other address as the Canadian Agent may from time to time specify in accordance with SECTION 12.2.

            PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any of its principal functions under ERISA.

            PENSION PLAN means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which Parent, the Company or any corporation, trade or business that is, along with Parent or the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code, or section 4001 of ERISA, may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

            PERMITTED ACQUISITION - see SECTION 8.11.

            PERMITTED SHAREHOLDERS means (a) Lynn Bishop, Tony Busseri, Kenneth Leung, Allard Loopstra, William Eeuwes, Elizabeth Joy Grahek, any member of the immediate family of any of the foregoing, any trust which is solely for the benefit of any of the foregoing and/or members of the immediate family of any of the foregoing, and any corporation or other entity of which at least 66 2/3% of the outstanding equity interests having the right to vote for the board of directors (or equivalent governing body) are owned by any of the foregoing, members of their immediate families and/or trusts described above; (b) CERI Investors, L.P.; (c) Environmental Opportunities Fund (Cayman), L.P.; (d) Environmental Opportunities Fund II (Institutional), L.P.; (e) Environmental Opportunities Fund III, L.P.; and
      (f) Environmental Opportunities Fund, L.P.

            PERSON means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

            PRIME RATE means, for any day, the higher of: (a) 0.50% per annum above the average 30 day bankers' acceptance rate that appears on the CDOR page of the Reuters screen at or about 10:30 a.m. (Toronto time) on such day as determined by the Canadian Agent; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by BACAN in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BACAN based upon various factors including BACAN's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by BACAN shall take effect at the opening of business on the day specified in the public announcement of such change.

            PRIME RATE LOAN means a Canadian Dollar Loan that bears interest based on the Prime Rate.

            PRO RATA SHARE means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of:

                  (a) in the case of a U.S. Lender, (i) such Lender's U.S.
            Commitment divided by (ii) the combined U.S. Commitments of all the U.S. Lenders, and

                  (b) in the case of a Canadian Lender, (i) such Lender's
            Canadian Commitment divided by (ii) the combined Canadian Commitments of all the Canadian Lenders.

            QUALIFYING IPO means an initial public offering of the common stock of Parent which results in net cash proceeds to Parent of a Dollar Equivalent amount of U.S.$25,000,000 or more and after which Parent's common stock is traded on a nationally-recognized securities exchange in the United States or Canada.

            REDEEMABLE EQUITY INTEREST means, with respect to Parent or any Subsidiary, any preferred stock or other equity interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise or (b) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part, in either case prior to the date which is 100 days after the scheduled Termination Date.

            REPLACEMENT LENDER - see SECTION 5.7.

            REQUIRED CANADIAN LENDERS means Canadian Lenders then holding at least 66- 2/3% of the amount of the combined Canadian Commitments.

            REQUIRED LENDERS means Lenders then holding at least 66-2/3% of the amount of the combined U.S. Commitments and Canadian Commitments; PROVIDED that such Lenders include U.S. Lenders then holding at least 51% of the amount of the combined U.S. Commitments and Canadian Lenders then holding at least 51% of the amount of the combined Canadian Commitments.

            REQUIRED U.S. LENDERS means U.S. Lenders then holding at least 66-2/3% of the amount of the combined U.S. Commitments.

            REQUIREMENT OF LAW means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            SAME DAY FUNDS means (i) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in Canadian Dollars, same day or other funds as may be determined by the Canadian Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Canadian Dollars.

            SEC means the Securities and Exchange Commission.

            SELLER SUBORDINATED DEBT means unsecured indebtedness of Parent or the Company that:

                  (a) is subordinated, substantially on the terms set forth in
            EXHIBIT J or other terms that are more favorable to the Agents and the Lenders, in right of payment to the payment in full in cash of the Loans and all other amounts owed under the Loan Documents (whether or not matured or due and payable), including amounts required to provide cash collateral for the Letters of Credit; and

                  (b) represents all or part of the purchase price payable by
            Parent or the Company in connection with a transaction described in SUBSECTION 8.11(C).

            SENIOR DEBT means all Funded Debt of Parent and its Subsidiaries other than Subordinated Debt.

            SENIOR DEBT TO EBITDA RATIO means, as of the last day of any Fiscal Quarter, the ratio of (i) Senior Debt as of such day to (ii) EBITDA for the Computation Period ending on such day.

            SPOT RATE for a currency means the rate quoted by BACAN as the spot rate for the purchase by BACAN of such currency with another currency in accordance with its customary procedures at approximately 10:30 a.m. (Toronto time) on the date as of which the foreign exchange computation is made.

            STAMPING FEE RATE means the applicable rate per annum for accepting a Bankers' Acceptance or purchasing a BA Equivalent Note set forth in
      SCHEDULE 1.1C.

            SUBORDINATED DEBT means (i) Seller Subordinated Debt, (ii) Debt of Parent existing on the Closing Date and designated as Subordinated Debt on
      SCHEDULE 8.7, and (iii) any other Debt of Parent or the Company which has no amortization prior to March 31, 2002 and has subordination terms and other terms satisfactory to the Agents and the Required Lenders.

            SUBSIDIARY of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or by one or more of the Subsidiaries of such Person, or by a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Parent.

            SURETYSHIP LIABILITY means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability guaranteed thereby. The indemnity obligations of a Person in respect of a performance bond issued for its own account do not constitute Suretyship Liabilities.

            TAXES means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of a Lender and an Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Lender's or such Agent's, as the case may be, net income or capital by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or such Agent, as the case may be, is organized or maintains a lending office.

            TERMINATION DATE means January 28, 2002; PROVIDED that if a Qualifying IPO is not completed on or before September 30, 1999, then (effective on and after September 30, 1999), TERMINATION DATE shall mean January 10, 2000.

            TOTAL COMPANY OUTSTANDINGS means the combined Company Outstandings of all U.S. Lenders.

            TOTAL DEBT TO EBITDA RATIO means as of the last day of any Fiscal Quarter, the ratio of: (i) all Funded Debt of Parent and its Subsidiaries as of such day to (ii) EBITDA for the Computation Period ending on such day.

            TOTAL PARENT OUTSTANDINGS means the combined Parent Outstandings of all Canadian Lenders.

            TYPE of Loan means (a) in the case of U.S. Dollar Loans, a Base Rate Loan or an Offshore U.S. Dollar Loan; and (b) in the case of Canadian Dollar Loans, a Prime Rate Loan or an Offshore Canadian Dollar Loan.

            UNITED STATES and U.S. each means the United States of America.

            UNMATURED EVENT OF DEFAULT means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

            U.S. AGENT means BofA in its capacity as agent hereunder and under the other Loan Documents, as provided in ARTICLE X, and any successor U.S. Agent arising under SECTION 10.9.

            U.S. COMMITMENT means, with respect to any U.S. Lender, the commitment of such U.S. Lender to make Loans to the Company and to participate in Letters of Credit issued for the account of the Company in a Dollar Equivalent amount not exceeding the amount set forth for such U.S. Lender on SCHEDULE 1.1A, as such amount is adjusted from time to time in accordance with the terms hereof. As of the date of this Agreement, the Dollar Equivalent amount of the combined U.S. Commitments of all U.S. Lenders is U.S.
      $25,000,000.

            U.S. DOLLAR BORROWING means a Borrowing consisting of U.S. Dollar Loans made by the Applicable Lenders to a particular Borrower ratably according to their respective Pro Rata Shares.

            U.S. DOLLAR LOAN means any Base Rate Loan or Offshore U.S. Dollar Loan made to either Borrower under SECTION 2.1. All U.S. Dollar Loans shall be made in U.S. Dollars. U.S. Dollar Loans made to the Company shall be made by the U.S. Lenders under the U.S. Commitment. U.S. Dollar Loans made to Parent shall be made by the Canadian Lenders under the Canadian Commitment.

            U.S. DOLLARS and U.S.$ each means lawful money of the United States.

            U.S. FEDERAL FUNDS RATE means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the U.S. Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the U.S. Agent.

            U.S. GUARANTIES - see SUBSECTION 6.1(D).

            U.S. GUARANTOR means (a) as of the Closing Date, the Company, each other U.S. Subsidiary of Parent listed on SCHEDULE 7.9 and Nova Scotia Sub and (b) thereafter, the entities referred to in CLAUSE (A) and each other Person which from time to time executes and delivers a counterpart of a U.S. Guaranty (other than any of the foregoing which is released from its obligations under the applicable Guaranty in accordance with the terms hereof).

            U.S. ISSUING LENDER means BofA in its capacity as issuer of one or more Letters of Credit for the account of the Company hereunder, together with any replacement therefor pursuant to SECTION 10.9.

            U.S. L/C COMMITMENT means the commitment of the U.S. Issuing Lender to Issue, and the commitment of the U.S. Lenders severally to participate in, Letters of Credit from time to time Issued for the account of the Company under ARTICLE IV, in an aggregate Effective Amount not to exceed on any date the lesser of U.S.$20,000,000 and the amount of the combined U.S. Commitments; IT BEING UNDERSTOOD that the U.S. L/C Commitment is a part of the combined U.S. Commitments, rather than a separate, independent commitment.

            U.S. LENDER means each Lender listed on SCHEDULE 1.1A under the heading "U.S. Lender" and any other Lender that may from time to time hold Loans made to the Company.

            U.S. PLEDGE AGREEMENT - see SUBSECTION 6.1(I).

            U.S. SECURITY AGREEMENT - see SUBSECTION 6.1(G).

            U.S. SUBSIDIARY means each Subsidiary of Parent which (a) is organized under the laws of the United States or a state thereof and (b) conducts substantially all of its business and operations in the United States.

            WELFARE PLAN means an "employee welfare benefit plan" as such term is defined in section 3(1) ERISA.

      1.2  OTHER INTERPRETIVE PROVISIONS.

            (a) The meanings of defined terms are equally applicable to the singular and plural forms of such terms.

            (b) SECTION, SUBSECTION, SCHEDULE and EXHIBIT references are to this Agreement unless otherwise specified.

            (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

            (ii) The term "including" is not limiting and means "including without limitation."

            (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

            (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

            (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Subject to the foregoing, if there is any inconsistency between the terms of this Agreement and any other Loan Document, the provisions of this Agreement shall prevail to the extent of such inconsistency (but the foregoing shall not apply to limit or restrict in any way the rights and remedies of the Agents or the Lenders under the Collateral Documents in connection with the enforcement of the Liens created thereby).

            (g) This Agreement is the result of negotiations among and has been reviewed by counsel to the Agents, the Borrowers and the other parties, and is the product of all parties. Accordingly, this Agreement shall not be construed against the Lenders or the Agents merely because of the Lenders' or the Agents' involvement in their preparation.

      1.3 ACCOUNTING PRINCIPLES. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied; PROVIDED that if Parent notifies the U.S. Agent that Parent wishes to amend any covenant in ARTICLE VIII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the U.S. Agent notifies Parent that the Required Lenders wish to amend ARTICLE VIII for such purpose), then Parent's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Parent and the Required Lenders.

      1.4 REALLOCATION OF LOANS TO PARENT.

            (a) The Borrowers, the Lenders and the Agents agree that (i) this Agreement amends and restates in its entirety the Existing Agreement and (ii) concurrently with the effectiveness hereof, the Canadian Commitments shall be reallocated in accordance with the terms hereof and each Canadian Lender shall have a Pro Rata Share of all outstanding Canadian Dollar Loans.

            (b) To facilitate the reallocation described in CLAUSE (A), concurrently with the effectiveness hereof, (i) all loans under the Existing Agreement shall be deemed to be Canadian Dollar Loans hereunder, (ii) each Canadian Lender shall transfer to the Canadian Agent an amount equal to the excess, if any, of such Canadian Lender's Pro Rata Share of all outstanding Canadian Dollar Loans hereunder after giving effect hereto OVER the amount of such Canadian Lender's loans under the Existing Agreement immediately prior to giving effect hereto (but after giving effect to the Facility Assignment Agreement) and (iii) the Canadian Agent shall apply the funds received from the applicable Canadian Lenders pursuant to CLAUSE (II) to purchase from each applicable Canadian Lender the excess (if any) of the amount of such Canadian Lender's loans under the Existing Agreement immediately prior to giving effect hereto (but after giving effect to the Facility Assignment Agreement) OVER such Canadian Lender's Pro Rata Share of all outstanding Canadian Dollar Loans hereunder after giving effect hereto, so that each Canadian Lender shall have a Pro Rata Share of all outstanding Canadian Dollar Loans.

                                   ARTICLE II

                                   THE CREDITS

      2.1 U.S. DOLLAR BORROWINGS.

      2.1.1 COMMITMENTS TO MAKE U.S. DOLLAR LOANS TO THE COMPANY. Each U.S. Lender severally agrees, on the terms and conditions set forth herein, to make U.S. Dollar Loans to the Company from time to time, on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding such U.S. Lender's Pro Rata Share of the amount of the combined U.S. Commitments; PROVIDED that, after giving effect to any Borrowing of U.S. Dollar Loans by the Company, the Total Company Outstandings shall not exceed the amount of the combined U.S. Commitments; and PROVIDED, FURTHER, that the Company Outstandings of any U.S. Lender shall not at any time exceed such U.S. Lender's U.S. Commitment.

      2.1.2 COMMITMENTS TO MAKE U.S. DOLLAR LOANS TO PARENT. Each Canadian Lender severally agrees, on the terms and conditions set forth herein, to make U.S. Dollar Loans to Parent from time to time, on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding such Canadian Lender's Pro Rata Share of the amount of the combined Canadian Commitments; PROVIDED that, after giving effect to any Borrowing of U.S. Dollar Loans by Parent, the Total Parent Outstandings shall not exceed the amount of the combined Canadian Commitments; and PROVIDED, FURTHER, that the Parent Outstandings of any Canadian Lender shall not at any time exceed such Canadian Lender's Canadian Commitment.

      2.1.3 ABILITY TO REBORROW. Within each of the limits set forth in SECTIONS
2.1.1 and 2.1.2, and subject to the other terms and conditions hereof, each Borrower may borrow under this SECTION 2.1, prepay under SECTION 2.1.6 and reborrow under this SECTION 2.1.

      2.1.4 PROCEDURE FOR U.S. DOLLAR BORROWINGS. (a) Each Borrowing of U.S. Dollar Loans shall be made upon Parent's or the Company's irrevocable written notice delivered to the U.S. Agent, in the case of a Borrowing by the Company, or to the Canadian Agent, in the case of a Borrowing by Parent, in each case in the form of a Notice of U.S. Dollar Borrowing, which notice must be received by the Applicable Agent, prior to 11:00 a.m. (Chicago time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Dollar Loans, and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                        (A) the amount of such Borrowing, which shall be in the
            amount of U.S.$1,000,000 or a higher integral multiple of U.S.$100,000, in the case of Offshore U.S. Dollar Loans, and U.S.$500,000 or a higher integral multiple of U.S.$100,000, in the case of Base Rate Loans;

                        (B) the requested Borrowing Date, which shall be a
            Business Day;

                        (C) the Type of Loans comprising such Borrowing; and

                        (D) in the case of Offshore U.S. Dollar Loans, the
            duration of the Interest Period therefor.

            (b) The Applicable Agent will promptly notify each Applicable Lender of its receipt of any Notice of U.S. Dollar Borrowing and of the amount of such Lender's Pro Rata Share of such U.S. Dollar Borrowing.

            (c) Each Applicable Lender will make the amount of its Pro Rata Share of each U.S. Dollar Borrowing available to the Applicable Agent for the account of the Applicable Borrower at the Applicable Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Applicable Borrower in funds immediately available to the Applicable Agent. The proceeds of such U.S. Dollar Borrowing will then be made available to the Applicable Borrower by the Applicable Agent at such office by crediting an account of the Applicable Borrower maintained with BofA or BACAN, as applicable, with the aggregate of the amounts made available to the Applicable Agent by the Applicable Lenders in like funds as received by the Applicable Agent.

            (d) After giving effect to any Borrowing, there may not be more than six different Interest Periods in effect for all U.S. Dollar Borrowings.

      2.1.5 CONVERSION AND CONTINUATION ELECTIONS FOR U.S. DOLLAR BORROWINGS.
(a) Either Borrower may, upon irrevocable written notice to the Applicable Agent in accordance with SUBSECTION 2.1.5(B):

                  (i) elect to convert, on any Business Day, any Base Rate Loans (in an aggregate minimum amount of U.S.$1,000,000 or a higher integral multiple of U.S.$100,000) into Offshore U.S. Dollar Loans;

                  (ii) elect to convert, on the last day of the applicable Interest Period, any Offshore U.S. Dollar Loans (or any part thereof in an aggregate minimum amount of U.S.$500,000 or a higher integral multiple of U.S.$100,000) into Base Rate Loans; or

                  (iii) elect to continue, as of the last day of the applicable Interest Period, any Offshore U.S. Dollar Loans having Interest Periods expiring on such day (or any part thereof in an aggregate minimum amount of U.S.$1,000,000 or a higher integral multiple of U.S.$100,000);

PROVIDED that if at any time the aggregate amount of Offshore U.S. Dollar Loans in respect of any U.S. Dollar Borrowing shall have been reduced, by payment, prepayment or conversion of part thereof, to be less than U.S.$1,000,000, such Offshore U.S. Dollar Loans shall automatically convert into Base Rate Loans.

            (b) The Applicable Borrower shall deliver a Notice of Conversion/ Continuation to be received by the Applicable Agent not later than 11:00 a.m. (Chicago time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if U.S. Dollar Loans are to be converted into or continued as Offshore U.S. Dollar Loans; and (ii) on the Conversion/Continuation Date, if U.S. Dollar Loans are to be converted into Base Rate Loans, specifying:

                        (A) the proposed Conversion/Continuation Date;

                        (B) the aggregate amount of U.S. Dollar Loans to be
            converted or continued;

                        (C) the Type of U.S. Dollar Loans resulting from the
            proposed conversion or continuation; and

                        (D) other than in the case of conversions into Base Rate
            Loans, the duration of the requested Interest Period.

            (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Dollar Loans, the Applicable Borrower has failed to select timely a new Interest Period to be applicable to such Offshore U.S. Dollar Loans, the Applicable Borrower shall be deemed to have elected to convert such Offshore U.S. Dollar Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

            (d) The Applicable Agent will promptly notify each Applicable Lender of its receipt of a Notice of Conversion/Continuation or, if no timely notice is provided by the Applicable Borrower, the Applicable Agent will promptly notify each Applicable Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the U.S. Dollar Loans held by each Applicable Lender with respect to which such notice was given.

            (e) Unless the Required U.S. Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the Company may not elect to have any U.S. Dollar Loan converted into or continued as an Offshore U.S. Dollar Loan.

            (f) Unless the Required Canadian Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, Parent may not elect to have any U.S. Dollar Loans converted into or continued as an Offshore U.S. Dollar Loan.

            (g) After giving effect to any conversion or continuation of U.S. Dollar Loans, there may not be more than six different Interest Periods in effect for all U.S. Dollar Borrowings.

      2.1.6 OPTIONAL PREPAYMENTS OF U.S. DOLLAR BORROWINGS. Subject to SECTION 5.4, either Borrower may, from time to time, ratably prepay any U.S. Dollar Loans in whole or in part, in an aggregate amount of U.S.$1,000,000 or a higher integral multiple of U.S.$100,000 in the case of Offshore U.S. Dollar Loans, and an aggregate amount of U.S.$500,000 or a higher integral multiple of U.S.$100,000 in the case of Base Rate Loans. The Applicable Borrower shall deliver a notice of prepayment in accordance with SECTION 12.2 to be received by the Applicable Agent not later than 12:00 noon (Chicago time) on the prepayment date (which shall be a Business Day). Each notice of prepayment shall specify the date and amount of such prepayment and the U.S. Dollar Loans to be prepaid. The Applicable Agent will promptly notify each Applicable Lender of its receipt of any such notice and of such Lender's Pro Rata Share of such prepayment. If any such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore U.S. Dollar Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to SECTION 5.4 with respect to such Offshore U.S. Dollar Loans.

      2.1.7 REPAYMENT OF U.S. DOLLAR BORROWINGS. The Borrowers shall repay all outstanding U.S. Dollar Loans on the Termination Date.

      2.2 CANADIAN DOLLAR BORROWINGS.

      2.2.1 COMMITMENTS TO MAKE CANADIAN DOLLAR LOANS TO PARENT. Each Canadian Lender agrees, on the terms and conditions set forth herein, to make Canadian Dollar Loans to Parent from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate principal amount at any time outstanding not to exceed such Canadian Lender's Pro Rata Share of the amount of the combined Canadian Commitments; PROVIDED that, after giving effect to any Canadian Dollar Borrowing, the Total Parent Outstandings shall not exceed the combined Canadian Commitments; and PROVIDED, FURTHER, that the Parent Outstandings of any Canadian Lender shall not at any time exceed such Canadian Lender's Canadian Commitment.

      2.2.2 ABILITY TO REBORROW. Within the limits set forth in SECTION 2.2.1, and subject to the other terms and conditions hereof, Parent may borrow under this SECTION 2.2, prepay under SECTION 2.2.5 and reborrow under this SECTION 2.2.

      2.2.3 PROCEDURE FOR CANADIAN DOLLAR BORROWINGS. (a) Each Canadian Dollar Borrowing shall be made upon Parent's irrevocable written notice delivered to the Canadian Agent in the form of a Notice of Canadian Dollar Borrowing, which notice must be received by the Canadian Agent prior to (i) 12:00 noon (Toronto time) three Business Days prior to the requested Borrowing Date, in the case of Offshore Canadian Dollar Loans; and (ii) 9:00 a.m. (Toronto time) on the requested Borrowing Date, in the case of Prime Rate Loans, specifying:

                  (A) the amount of the Canadian Dollar Borrowing, which shall be in an aggregate amount not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000, in the case of Offshore Canadian Dollar Loans, and Cdn.$500,000 or a higher integral multiple of Cdn.$100,000, in the case of Prime Rate Loans;

                  (B) the requested Borrowing Date, which shall be a Business
            Day;

                  (C) the Type of Loans comprising the Canadian Dollar
            Borrowing; and

                  (D) in the case of a Borrowing of Offshore Canadian Dollar
            Loans, the duration of the Interest Period therefor.

      (b) The Canadian Agent will promptly notify each Canadian Lender of its receipt of any Notice of Canadian Dollar Borrowing and of the amount of such Lender's Pro Rata Share of such Canadian Dollar Borrowing.

      (c) Each Canadian Lender will make the amount of its Pro Rata Share of each Canadian Dollar Borrowing available to the Canadian Agent for the account of Parent at the Canadian Agent's Payment Office by 1:00 p.m. (Toronto time) on the Borrowing Date requested by Parent in Same Day Funds. The proceeds of such Canadian Dollar Borrowing will then be made available to Parent by the Canadian Agent at such office by crediting an account of Parent maintained with BACAN with the aggregate of the amounts made available to the Canadian Agent by the Canadian Lenders in like funds as received by the Canadian Agent.

      (d) After giving effect to any Canadian Dollar Borrowing, there may not be more than four different Interest Periods in effect in respect of all Canadian Dollar Loans then outstanding.

      2.2.4 CONVERSION AND CONTINUATION ELECTIONS FOR CANADIAN DOLLAR BORROWINGS. (a) Parent may, upon irrevocable written notice to the Canadian Agent in accordance with SUBSECTION 2.2.4(B):

                        (i) elect, as of any Business Day, in the case of Prime
            Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Canadian Dollar Loans, to convert any Canadian Dollar Loans (or any part thereof in an amount not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000, in the case of conversion into Offshore Canadian Dollar Loans, and not less than Cdn.$500,000 or a higher integral multiple of Cdn.$100,000, in the case of conversion into Prime Rate Loans) into Canadian Dollar Loans of the other Type; or

                        (ii) elect, as of the last day of the applicable
            Interest Period, to continue any Offshore Canadian Dollar Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000);

PROVIDED that if at any time the aggregate amount of Offshore Canadian Dollar Loans in respect of any Canadian Dollar Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than Cdn.$1,000,000, such Offshore Canadian Dollar Loans shall automatically convert into Prime Rate Loans.

      (b) Parent shall deliver a Notice of Conversion/Continuation to be received by the Canadian Agent not later than (i) 12:00 noon (Toronto time) at least three Business Days prior to the Conversion/Continuation Date, if the Canadian Dollar Loans are to be converted into or continued as Offshore Canadian Dollar Loans; and (ii) 9:00 a.m. (Toronto time) on the Conversion/Continuation Date, if the Canadian Dollar Loans are to be converted into Prime Rate Loans, specifying:

                  (A) the proposed Conversion/Continuation Date;

                  (B) the aggregate amount of Canadian Dollar Loans to be
            converted or continued;

                  (C) the Type of Canadian Dollar Loans resulting from the
            proposed conversion or continuation; and

                  (D) other than in the case of conversions into Prime Rate
            Loans, the duration of the requested Interest Period.

      (c) If upon the expiration of any Interest Period applicable to Offshore Canadian Dollar Loans, Parent has failed to select timely a new Interest Period to be applicable to such Offshore Canadian Dollar Loans, Parent shall be deemed to have elected to convert such Offshore Canadian Dollar Loans into Prime Rate Loans effective as of the expiration date of such Interest Period.

      (d) The Canadian Agent will promptly notify each Canadian Lender of its receipt of a Notice of Conversion/Continuation pursuant to this SECTION 2.2.5 or, if no timely notice is provided by Parent, the Canadian Agent will promptly notify each Canadian Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Canadian Dollar Loans held by each Canadian Lender.

      (e) Unless the Required Canadian Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, Parent may not elect to have any Canadian Dollar Loan converted into or continued as an Offshore Canadian Dollar Loan.

      (f) After giving effect to any conversion or continuation of Canadian Dollar Loans, there may not be more than four different Interest Periods in effect in respect of all Canadian Dollar Loans together then outstanding.

      2.2.5 OPTIONAL PREPAYMENTS OF CANADIAN DOLLAR BORROWINGS. Subject to
SECTION 5.4, Parent may, from time to time, ratably prepay any Canadian Dollar Loans in whole or in part, in an aggregate amount of Cdn.$1,000,000 or a higher integral multiple of Cdn.$500,000 in the case of Offshore Canadian Dollar Loans, and an aggregate amount of Cdn.$500,000 or a higher integral multiple of Cdn.$100,000 in the case of Prime Rate Loans. Parent shall deliver a notice of prepayment in accordance with SECTION 12.2 to be received by the Canadian Agent not later than (i) 12:00 noon (Toronto time) three Business Days in advance of the prepayment date in the case of Offshore Canadian Dollar Loans and (ii) 10:00 a.m. (Toronto time) on the prepayment date in the case of Prime Rate Loans. Each notice of prepayment shall specify the date and amount of such prepayment and the Canadian Dollar Loans to be prepaid. The Canadian Agent will promptly notify each Canadian Lender of its receipt of any such notice and of such Lender's Pro Rata Share of such prepayment. If any such notice is given by Parent, such Parent shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Canadian Dollar

Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to SECTION 5.4.

      2.2.6 REPAYMENT OF CANADIAN DOLLAR BORROWINGS. Parent shall repay all outstanding Canadian Dollar Loans on the Termination Date.

      2.3 BANKERS' ACCEPTANCES AND BA EQUIVALENT NOTES.

      2.3.1 COMMITMENTS TO ACCEPT DRAFTS AND PURCHASE BA EQUIVALENT NOTES. Each Canadian Lender severally agrees, on the terms and conditions set forth herein,
(i) in the case of a BA Lender, to accept drafts (each such draft, a "DRAFT") drawn by Parent upon such BA Lender and (ii) in the case of a Non-BA Lender, to purchase non-interest-bearing promissory notes of Parent in favor of such Non-BA Lender (each such promissory note, a "BA EQUIVALENT NOTE"), in each case in an aggregate face amount not to exceed at any time outstanding such Canadian Lender's Pro Rata Share of the amount of the combined Canadian Commitments; PROVIDED that, after giving effect to any BA Borrowing, the Total Parent Outstandings shall not exceed the combined Canadian Commitments; and PROVIDED, FURTHER, that the Parent Outstandings of any Canadian Lender shall not at any time exceed such Canadian Lender's Canadian Commitment.

      2.3.2 PROCEDURE FOR BANKERS' ACCEPTANCES. (a) Each BA Borrowing shall be made upon Parent's irrevocable written notice delivered to the Canadian Agent in the form of a Notice of BA Borrowing, which notice must be received by the Canadian Agent prior to 12:00 noon (Toronto time) one Business Day prior to the requested Borrowing Date, specifying:

                  (i) the amount of such BA Borrowing, which shall be in an aggregate amount of not less than Cdn.$1,000,000 or a higher integral multiple of Cdn.$100,000;

                  (ii) the requested Borrowing Date, which shall be a Business Day;

                  (iii) the term for the Bankers' Acceptances and BA Equivalent Notes included in such BA Borrowing, which shall be 30, 60, 90 or 180 days (PROVIDED that such term may not extend beyond (x) prior to consummation of a Qualifying IPO, January 10, 2000, and (y) thereafter, the scheduled Termination Date); and

                  (iv) whether the Notice of BA Borrowing specifies that the BA Lenders are to purchase the Bankers' Acceptances accepted by them.

      (b) The Canadian Agent will promptly notify each Canadian Lender of its receipt of any Notice of BA Borrowing and shall (i) advise each BA Lender of the face amount and term of each Draft to be accepted by it, (ii) advise each Non-BA Lender of the face amount and term of the BA Equivalent Note to be purchased by it and (iii) advise each Canadian Lender whether the BA Lenders are required by such Notice of BA Borrowing to purchase the Bankers' Acceptances accepted by them. The term of all Bankers' Acceptances and BA Equivalent Notes issued pursuant to any Notice of BA Borrowing shall be identical. Each Bankers' Acceptance and BA Equivalent Note shall be dated the Borrowing Date on which it is issued and shall be in a face amount of Cdn.$100,000 or an integral multiple thereof. The aggregate face amount of the Drafts to be accepted at any time by a BA Lender, and the face amount of the BA Equivalent Note to be purchased at any time by a Non-BA Lender, shall be determined by the Canadian Agent based upon the amounts of the respective Canadian Commitments, except that, if the face amount of any Draft to be accepted by a BA Lender or of the BA Equivalent Note to be purchased by a Non-BA Lender, determined as aforesaid, would not be Cdn.$100,000 or an integral multiple thereof, the Canadian Agent in its sole discretion may increase such face amount to the nearest integral multiple of Cdn.$100,000 or may reduce such face amount to the nearest integral multiple of Cdn.$100,000.

      (c) Each BA Lender shall complete and accept on the applicable Borrowing Date Drafts having the face amounts and term advised by the Canadian Agent pursuant to SUBSECTION (B) above. If the BA Lenders have been required in the applicable Notice of BA Borrowing to purchase the Bankers' Acceptances accepted by them, each BA Lender shall purchase on the applicable Borrowing Date the Bankers' Acceptances accepted by it, for an aggregate price equal to the BA Discount Proceeds of such Bankers' Acceptances. In all other cases, it shall be the responsibility of Parent to arrange in accordance with normal market practice for the sale on each Borrowing Date of the Bankers' Acceptances issued by it on such Borrowing Date, and for such purpose Parent shall advise the Canadian Agent (which shall promptly give the relevant particulars to each BA Lender) as soon as possible and in any event not later than 10:00 a.m. (Toronto time) on such Borrowing Date of the price for each Bankers' Acceptance payable by the purchaser thereof and the identity of the person who will pay such price to and take delivery of such Bankers' Acceptance from the applicable BA Lender, and such BA Lender is hereby authorized to release such Bankers' Acceptance to such person on receipt of a certified cheque or bank draft in an amount equal to such price.

      (d) Each Non-BA Lender shall, in lieu of accepting Drafts or purchasing Bankers' Acceptances on any Borrowing Date, complete and purchase from Parent on such Borrowing Date a BA Equivalent Note in a face amount and for a term identical to the aggregate face amount and term of the Drafts which such Non-BA Lender would have been required to accept on such Borrowing Date if it were a BA Lender, for a price equal to the BA Discount Proceeds of such BA Equivalent Note. Each Non-BA Lender shall be entitled without charge to exchange any BA Equivalent Note held by it for two or more BA Equivalent Notes of identical date and aggregate face amount (subject to the minimum face amount specified in SUBSECTION (B) above), and Parent shall execute and deliver to the Canadian Agent (which shall then deliver to such Non-BA Lender) such BA Equivalent Notes upon not less than five Business Days prior written request therefor to Parent and delivery to Parent of the original BA Equivalent Note for cancellation.

      (e) Upon acceptance of each Draft or purchase of each BA Equivalent Note, Parent shall pay to the applicable Canadian Lender the related fee specified in
SECTION 2.5.3, and to facilitate payment such Canadian Lender shall be entitled to deduct and retain for its own account the amount of such fee from the amount to be transferred by such Canadian Lender to the Canadian Agent for the account of Parent pursuant to SUBSECTION 2.3.2(E) in respect of the sale of the related Bankers' Acceptance or of such BA Equivalent Note.

      (f) Each Canadian Lender shall transfer for value on each applicable Borrowing Date immediately available Canadian Dollars in an aggregate amount equal to the amount of all BA Discount Proceeds in respect of any Bankers' Acceptance or BA Equivalent Note purchased by it on such Borrowing Date and the amount of all proceeds received by it as contemplated by SUBSECTION 2.3.2(C) in respect of any Bankers' Acceptance accepted by it and purchased by a third party on such Borrowing Date, in each case net of the related fee payable to such Canadian Lender pursuant to SECTION 2.5.3, to the Canadian Agent's Payment Office. Subject to any direction given to the Canadian Agent by Parent, the Canadian Agent shall make all such amounts received by it from the Canadian Lenders as aforesaid available to Parent by depositing the same for value on the applicable Borrowing Date to such account in the name of Parent as Parent shall have previously designated by timely notice in writing to the Canadian Agent.

      (g) Notwithstanding any other provision hereof, for the purpose of determining the amount to be transferred by a BA Lender named in Schedule II to the Bank Act (Canada) to the Canadian Agent for the account of Parent pursuant to SUBSECTION (F) above in respect of the sale of any Bankers' Acceptance accepted by such BA Lender and purchased by a third party, the proceeds of sale thereof shall be deemed to be an amount equal to the BA Discount Proceeds calculated with respect thereto. Accordingly, in respect of any particular Bankers' Acceptance accepted by it and purchased by a third party, such BA Lender (i) shall be entitled to retain for its own account the amount, if any, by which the actual proceeds of sale thereof exceed the BA Discount Proceeds calculated with respect thereto and (ii) shall be required to pay from its own account to Parent the amount, if any, by which the actual proceeds of sale thereof is less than the BA Discount Proceeds calculated with respect thereto.

      2.3.3 MATURITY OF BANKERS' ACCEPTANCES. On the date of maturity of each Bankers' Acceptance or BA Equivalent Note, Parent shall pay to the Canadian Agent, for the account of the Lender which accepted such Bankers' Acceptance or the holder of such BA Equivalent Note, Canadian Dollars in an amount equal to the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be. The obligation of Parent to make such payment shall not be prejudiced by the fact that the holder of any such Bankers' Acceptance is the Canadian Lender that accepted such Bankers' Acceptance. No days of grace shall be claimed by Parent for the payment at maturity of any Bankers' Acceptance or BA Equivalent Note. If Parent does not make such payment, from the proceeds of Loans or the issuance of Bankers' Acceptances and/or BA Equivalent Notes hereunder or otherwise, the Canadian Lender that accepted such Bankers' Acceptance or initially purchased such BA Equivalent Note may (but shall not be obliged to), without receipt of a Notice of Canadian Dollar Borrowing and irrespective of whether any other applicable conditions precedent specified herein have been satisfied, and without waiver of Parent's failure to make such payment, make a Prime Rate Loan to Parent in the face amount of such Bankers' Acceptance or BA Equivalent Note, as the case may be, and shall forthwith give notice thereof to Parent and the Canadian Agent (which shall promptly give similar notice to the other Canadian Lenders). Parent agrees to accept each such Prime Rate Loan and irrevocably authorizes and directs the applicable Canadian Lender to apply the proceeds thereof in payment of the liability of Parent with respect to the related Bankers' Acceptance or BA Equivalent Note. Notwithstanding any other provision hereof, all Prime Rate Loans made as contemplated by this SECTION
2.3.3 shall be payable on demand by the Canadian Agent or the Required Canadian Lenders.

      2.3.4 SPECIAL PROVISIONS FOR BANKERS' ACCEPTANCES. (a) If the Canadian Agent determines in good faith, which determination shall be final, conclusive and binding upon Parent, and so notifies Parent, that there does not exist at the applicable time a normal market in Canada for the purchase and sale of bankers' acceptances, any right of Parent to require the Canadian Lenders to purchase Bankers' Acceptances and BA Equivalent Notes hereunder shall be suspended until the Canadian Agent determines that such market does exist and gives notice thereof to Parent, and any Notice of BA Borrowing shall be deemed to be a Notice of Canadian Dollar Borrowing requesting Prime Rate Loans in a similar aggregate principal amount.

      (b) If any BA Reference Lender is unable or otherwise fails to provide notice of a rate to the Canadian Agent when required hereunder, the Canadian Agent shall have the right to designate in a timely manner another Canadian Lender for the sole purpose of providing notice of such rate, failing which the applicable BA Discount Rate shall be determined on the basis of the rates provided in the notices from the remaining BA Reference Lenders. If in any case all BA Reference Lenders fail to provide notice of a rate to the Canadian Agent when required hereunder, then the applicable BA Discount Rate shall be determined as the weighted average (rounded upward, if necessary, to an integral multiple of 1/16 of 1%) of the respective annual interest rates notified to the Canadian Agent by the Canadian Lenders that are required to make available the applicable Bankers' Acceptances or BA Equivalent Notes as being the best estimate of each such Canadian Lender of the cost to it of obtaining Canadian Dollars to fund such Bankers' Acceptances or BA Equivalent Notes.

      2.3.5 POWER OF ATTORNEY FOR DRAFTS AND BA EQUIVALENT NOTES. To facilitate availment of Bankers' Acceptances and BA Equivalent Notes, Parent hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf (in accordance with a Notice of BA Borrowing), in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of (a) in the case of a BA Lender, Drafts in the form requested by such Lender, and (b) in the case of a Non-BA Lender, BA Equivalent Notes in the form of EXHIBIT F-3. In this respect, it is each Canadian Lender's responsibility to maintain an adequate supply of blank forms of Drafts or BA Equivalent Notes for acceptance or purchase, as applicable, under this Agreement. Parent recognizes and agrees that all Bankers' Acceptances and BA Equivalent Notes signed and/or endorsed by a Canadian Lender on behalf of Parent shall bind Parent as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of Parent. Each Canadian Lender is hereby authorized (in accordance with a Notice of BA Borrowing) to issue such Bankers' Acceptances or BA Equivalent Notes, as appropriate, endorsed in blank in such face amounts as may be determined by such Canadian Lender; PROVIDED that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptance or BA Equivalent Notes required to be accepted or purchased by such Canadian Lender. No Canadian Lender shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument, except to the extent resulting from the gross negligence or willful misconduct of such Canadian Lender or its officers, employees, agents or representatives. Each Canadian Lender shall maintain a record with respect to Bankers' Acceptances or BA Equivalent Notes (i) accepted and purchased by it hereunder; and (ii) canceled at maturity.

      2.3.6 NON-USE FEE. For the purpose of calculating the unused amount of the Canadian Commitments pursuant to SUBSECTION 2.5.2(B) and for any other relevant provision of this Agreement, the amount of the Canadian Commitment of any Canadian Lender used by any Bankers' Acceptance or BA Equivalent Note shall at all times be the face amount thereof.

      2.4 INTEREST. (a) Each U.S. Dollar Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be, PLUS the Applicable Margin PLUS, in the case of Base Rate Loans to Parent, 0.5%. Each Canadian Dollar Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Prime Rate, as the case may be, PLUS the Applicable Margin.

            (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date therefor. Interest also shall be paid on the date of any prepayment of Offshore Rate Loans under SECTION 2.1.6 or 2.2.6 for the portion of the Loans so prepaid.

            (c) Notwithstanding SUBSECTIONS (A) and (B) of this Section, if any amount of principal of any Loan is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), each Borrower agrees, to the extent permitted by applicable law, to pay interest on such unpaid principal from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan plus 2%, and (ii) in the case of any other amount, (x) in the case of a U.S. Dollar Loan, the Base Rate from time to time in effect plus the Applicable Margin plus 2%, and (y) in the case of a Canadian Dollar Loan, the Prime Rate from time to time in effect plus the Applicable Margin plus 2%.

            (d) Anything herein to the contrary notwithstanding, the obligations of each Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

            (e) Notwithstanding any provision hereof, in no event shall the aggregate "interest" (as defined in section 347 of the CRIMINAL CODE (Canada)) payable by Parent hereunder exceed the effective annual rate of interest on the "credit advanced" (as defined in such section 347) hereunder lawfully permitted by such section 347, and if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in such section 347) is determined to be contrary to the provisions of such section 347, such payment, collection or demand shall be deemed to have been made by mutual mistake of Parent and the applicable Canadian Lender and the amount of such payment or collection shall be refunded to Parent. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the relevant term and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Agent will be PRIMA FACIA evidence of such rate.

            (f) For the purpose of the INTEREST ACT (Canada) and any other purpose, (i) the principle of deemed reinvestment of interest shall not apply to any calculation under this Agreement and (ii) the rates of interest and fees stipulated in this Agreement are intended to be nominal rates and effective rates or yields.

      2.5 FEES. In addition to certain fees described in SECTION 4.8:

      2.5.1 AGENCY AND ARRANGEMENT FEES. Parent agrees to pay to the Arranger, the U.S. Agent and the Canadian Agent such arrangement and agent's fees as are mutually agreed to from time to time by Parent, the Arranger and the Agents.

      2.5.2 NON-USE FEES. (a) The Company shall pay to the U.S. Agent for the account of each U.S. Lender a non-use fee computed at the applicable rate per annum set forth in SCHEDULE 1.1C multiplied by the average daily amount of such U.S. Lender's unused U.S.
Commitment.

            (b) Parent shall pay to the Canadian Agent for the account of each Canadian Lender a non-use fee at the applicable rate per annum set forth in
SCHEDULE 1.1C multiplied by the average daily amount of such Canadian Lender's unused Canadian Commitment. For purposes of calculating such non-use fee, the Dollar Equivalent amount of each Canadian Dollar

Loan made to Parent, of each Bankers' Acceptance, of each BA Equivalent Note and of each Letter of Credit issued for the account of Parent shall be determined on each applicable Computation Date and shall remain constant until the next Computation Date. Notwithstanding the foregoing sentence, the Canadian Agent may use any other reasonable method (such as applying an average or constant exchange rate for a particular period against the Canadian Dollar amounts outstanding during such period) for purposes of determining the non-use fee so long as such method is disclosed to Parent and the Canadian Lenders.

            (c) The non-use fees described in SUBSECTIONS (A) and (B) above shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter (or, if earlier, the Termination Date) by the Applicable Agent. Such non-use fees shall accrue from the Closing Date to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter, with the final payment to be made on the Termination Date.

      2.5.3 BA FEES. Parent shall pay to each BA Lender in respect of each Draft tendered by Parent to and accepted by such BA Lender, and to each Non-BA Lender in respect of each BA Equivalent Note tendered to and purchased by such Non-BA Lender, as a condition of such acceptance or purchase, a fee in Canadian Dollars calculated at a rate per annum equal to the Stamping Fee Rate, on the basis of the face amount and the term of such Bankers' Acceptance or BA Equivalent Note (it being understood that Parent's obligation to make such payment shall be satisfied to the extent that the applicable Canadian Lender nets the amount of such fee against the amount to be transferred to the Agent in respect of the applicable Bankers' Acceptance or BA Equivalent Note, as contemplated by SUBSECTION 2.3.2(F)).

      2.6 COMPUTATION OF FEES AND INTEREST. (a) All computations of interest on Prime Rate Loans, all computations of the Stamping Fee Rate and all computations of interest on Base Rate Loans when the Base Rate is determined by reference to BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest and fees being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or fees are computed from the first day thereof to the last day thereof.

      (b) Each determination of an interest rate or a Dollar Equivalent amount by the Applicable Agent, and each determination of the BA Discount Rate or the CDOR by the Canadian Agent, shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Applicable Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations or other information used by such Agent in determining any interest rate, Dollar Equivalent amount, BA Discount Rate or CDOR.

      (c) For the purposes of the Interest Act (Canada), where any rate of interest is stated herein to be calculated on the basis of a 360-day year, the annual rate of interest to which such stated rate is equivalent is such stated rate, multiplied by the number of days in the year (being 365 or 366, as the case may be), and divided by 360.

      2.7 MANDATORY PREPAYMENTS RESULTING FROM CURRENCY FLUCTUATIONS. If, on any Computation Date, the Total Parent Outstandings exceed the combined Canadian Commitments, THEN Parent shall immediately prepay Loans in an amount sufficient to eliminate such excess. Any such prepayment shall be made in accordance with the provisions of SECTION 2.2.6, except that such prepayment shall be required and not optional. If all applicable Loans have been repaid and any portion of such excess still exists, then Parent shall provide Cash Collateral for the applicable Letters of Credit and/or the outstanding Bankers' Acceptance and BA Equivalent Notes, in an amount at least equal to such remaining excess.

      2.8 REDUCTION OR TERMINATION OF THE COMMITMENTS.

      2.8.1 REDUCTION OR TERMINATION OF U.S. COMMITMENTS. The Company may from time to time on at least three Business Days' prior written notice received by the U.S. Agent (which shall promptly advise each U.S. Lender thereof) permanently reduce the amount of the combined U.S. Commitments to an amount not less than the Total Company Outstandings. Any such reduction shall be in an amount not less than U.S.$1,000,000 or a higher integral multiple of U.S.$1,000,000. The Company may at any time on like notice terminate the U.S. Commitments upon payment in full by the Company of all Loans to the Company and all other obligations of the Company hereunder and Cash Collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the U.S. Lenders, of all obligations (contingent or otherwise) arising with respect to the Letters of Credit issued for the account of the Company.

      2.8.2 REDUCTION OR TERMINATION OF CANADIAN COMMITMENTS. Parent may from time to time on at least three Business Days' prior written notice received by the Canadian Agent (which shall promptly advise each Canadian Lender thereof) permanently reduce the amount of the combined Canadian Commitments to an amount not less than the Total Parent Outstandings. Any such reduction shall be in an amount not less than U.S.$1,000,000 or a higher integral multiple of U.S.$1,000,000. Parent may at any time on like notice terminate the combined Canadian Commitments upon payment in full by Parent of all Loans to Parent and all other obligations of Parent hereunder and Cash Collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the Canadian Lenders, of all obligations (contingent or otherwise) arising with respect to the Letters of Credit issued for the account of Parent and of all obligations of Parent in respect of outstanding Bankers' Acceptances and BA Equivalent Notes.

      2.9 PAYMENTS BY THE BORROWERS. (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Applicable Agent for the account of the Lenders at the applicable Payment Office and (i) with respect to principal of, interest on and any other amount relating to any Canadian Dollar Loan, any amount relating to any Bankers' Acceptance or BA Equivalent Note and any fees payable by Parent, shall be made in Canadian Dollars, and (ii) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (x) in the case of payments to the U.S. Agent, no later than 12:00 noon (Chicago time) on the date specified herein and (y) in the case of payments to the Canadian Agent, no later than 12:00 noon (Toronto time) on the date specified herein. The Applicable Agent will promptly distribute to each Applicable Lender its Pro Rata Share (or its other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by an Agent later than the time specified in CLAUSE (X) or (Y) above, as applicable, shall be deemed to have been received on the following Business Day, and any applicable interest shall continue to accrue.

            (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day (unless, in the case of a payment with respect to an Offshore Rate Loan, such following Business Day is the first Business Day of a calendar month, in which event such payment shall be made on the preceding Business Day), and such extension of time shall be included in the computation of interest or fees, as the case may be.

            (c) Unless the Applicable Agent receives notice from the Applicable Borrower prior to the date on which any payment is due to the Lenders (or any of them) that such Borrower will not make such payment in full as and when required, such Agent may assume that such Borrower has made such payment in full to such Agent on such date in Same Day Funds and such Agent may (but shall not be required to), in reliance upon such assumption, distribute to each Applicable Lender on such date the amount then due such Lender. If and to the extent the Applicable Borrower has not made such payment in full to such Agent, each Applicable Lender shall repay to such Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in Canadian Dollars, the Canadian Cost of Funds Rate, and (ii) in the case of a payment in U.S. Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

      2.10 PAYMENTS BY THE LENDERS TO THE AGENTS. (a) Unless the Applicable Agent receives notice from a Lender at least one Business Day prior to the date of any Credit Extension that such Lender will not make available as and when required hereunder to such Agent for the account of the Applicable Borrower the amount of that Lender's Pro Rata Share of such Credit Extension (or, in the case of a Canadian Lender, the funds required to be made available by such Canadian Lender pursuant to SUBSECTION 2.3.2(E)), as applicable, such Agent may assume that such Lender has made such amount available to such Agent in Same Day Funds on the applicable Borrowing Date and such Agent may (but shall not be required to), in reliance upon such assumption, make available to the Applicable Borrower on such date a corresponding amount.

            (b) If and to the extent any Lender shall not have made the full amount of any Loan available to the Applicable Agent in Same Day Funds on the applicable Borrowing Date, and such Agent in such circumstances has made available to the Applicable Borrower such amount, pursuant to SUBSECTION (A) above, such Lender shall on the Business Day following such Borrowing Date make such amount available to such Agent, together with interest at (i) in the case of a Canadian Dollar Loan, the Canadian Cost of Funds Rate, and (ii) in the case of a U.S. Dollar Loan, the U.S. Federal Funds Rate, in each case for each day during such period. If such amount is so made available, such payment to the Applicable Agent shall constitute such Lender's Loan as of the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Applicable Agent on the Business Day following the Borrowing Date, such Agent will notify the Applicable Borrower of such failure to fund and, upon demand by such Agent, such Borrower shall pay such amount to such Agent for such Agent's account, together with interest thereon for each day elapsed since the Borrowing Date at a rate per annum equal to the interest rate applicable at the time to the applicable U.S. Dollar Loans or Canadian Dollar Loans, as the case may be.

            (c) If and to the extent that any Canadian Lender shall not have made the full amount required pursuant to SUBSECTION 2.3.2(E) available to the Canadian Agent in Same Day Funds on the applicable Borrowing Date, and the Canadian Agent in such circumstances has made available to Parent such amount pursuant to SUBSECTION (A) above, the Canadian Agent shall be entitled to recover from Parent, on demand the corresponding amount made available by the Canadian Agent to Parent as aforesaid, together with interest thereon at the rate applicable hereunder to Prime Rate Loans. If, after the applicable Borrowing Date but prior to such time as the Canadian Agent has demanded repayment from Parent as permitted by the preceding sentence, the funds required to be made available by the applicable Canadian Lender are in fact received by the Canadian Agent, the Canadian Agent shall be entitled to retain such funds for its own account and the corresponding amount made available by the Canadian Agent to Parent on such Borrowing Date shall, notwithstanding the preceding sentence, be deemed to have been the proceeds of a Bankers' Acceptance or a BA Equivalent Note, as the case may be, made available by such Canadian Lender to Parent on such Borrowing Date and such Canadian Lender shall pay to the Canadian Agent on demand interest at the Canadian Cost of Funds Rate for the period from such Borrowing Date to the date on which such funds are received by the Canadian Agent.

            (d) A notice of an Agent submitted to any Lender with respect to amounts owing under SUBSECTION (B) or (C) above shall be conclusive absent manifest error.

            (e) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder (if any) to make a Loan on such

Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

      2.11 SHARING OF PAYMENTS, ETC. (a) If, other than as expressly provided elsewhere herein, any U.S. Lender or Canadian Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, enforcement of security or otherwise) on account of principal of or interest on any Loan, its participation in any Letter of Credit, any Bankers' Acceptance or BA Equivalent Note or any fees (exclusive of payments or recoveries under ARTICLE V) in excess of its applicable Pro Rata Share (or other share contemplated hereunder) of amounts received by all U.S. Lenders or Canadian Lenders, as the case may be, such Lender shall immediately (a) notify the Applicable Agent of such fact and (b) purchase from the other Applicable Lenders, in a manner to be reasonably specified by the Applicable Agent, such participations in the Loans held by them (and, if applicable, such sub-participations in the Letters of Credit and/or participations in Bankers' Acceptances and BA Equivalent Notes) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery pro rata with each of the other Applicable Lenders; PROVIDED that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 12.10) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. The Agents will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

            (b) If, after any amount payable by either Borrower hereunder has not been paid when due and either (i) the Canadian Agent or any Canadian Lender has made any demand upon the Company or any other U.S. Guarantor (with, in the case of any Canadian Lender, a copy of such demand to each Agent) under a U.S. Guaranty or (ii) the U.S. Agent or any U.S. Lender has made any demand upon Parent under SECTION 11 (with, in the case of any U.S. Lender, a copy of such demand to each Agent), the U.S. Lenders as a group or the Canadian Lenders as a group shall obtain aggregate payments or other recoveries (whether voluntary, involuntary, by application of offset or otherwise) from or on behalf of the Borrowers on account of amounts payable hereunder in excess of such group's pro rata share (based upon the aggregate Dollar Equivalent amount then owed to all Lenders hereunder by the Borrowers, including amounts owed pursuant to SECTION
11) of all payments and other recoveries received by both groups of Lenders from or on behalf of the Borrowers, THEN the group of Lenders receiving such excess payment (the "BENEFITTED GROUP") shall immediately pay such excess to the U.S. Agent

(unless otherwise directed by the U.S. Agent) and the U.S. Agent shall distribute such excess to the other group of Lenders in the amount necessary to cause the Benefitted Group to share the excess payment or recovery ratably with the other group of Lenders; PROVIDED that if all or any part of the excess payment or other recovery is thereafter recovered from the Benefitted Group, then the other group shall repay to the U.S. Agent for the account of the Benefitted Group the amount necessary to ensure that each group of Lenders receives its pro rata share (based upon the Dollar Equivalent amount owed to all Lenders hereunder by the Borrowers, including amounts owed pursuant to SECTION
11) of payments or other recoveries received by each group of Lenders from or on behalf of the Borrowers. The obligation of each member of each group of Lenders to make its share of any payment required under this SUBSECTION (B) shall be several, and not joint or joint and several, and after giving effect to any such payment each group of Lenders shall make such other adjustments as shall be necessary under SUBSECTION (A) above. The provisions of this SUBSECTION (B) are solely for the benefit of the Lenders and are not for the benefit of (and may not be enforced by) any other Person. The Lenders may, without the consent of either Borrower or any other Person, make arrangements among themselves to amend or otherwise modify this SUBSECTION (B) and to establish different sharing arrangements with respect to payments by or on behalf of the Borrowers; PROVIDED that any such amendment, modification or sharing arrangement shall be consented to by all Lenders.

      2.12 OPTIONAL INCREASE IN COMMITMENTS. Either Borrower may at any time, by means of a letter to the Applicable Agent substantially in the form of EXHIBIT K, request that the combined Canadian Commitments (in the case of Parent) or the combined U.S. Commitments (in the case of the Company) be increased by (a) increasing the Canadian Commitment or the U.S. Commitment, as applicable, of one or more Lenders which have agreed to such increase and/or (b) adding a bank or other financial institution (a "NEW LENDER") as a party hereto with a Canadian Commitment or a U.S. Commitment, as the case may be, in an amount agreed to by such New Lender; PROVIDED that (i) no Person shall be added as a party hereto without the written consent of each Agent (which shall not be unreasonably withheld) and (ii) in no event shall the aggregate amount of the combined Canadian Commitments or the combined U.S. Commitments exceed a Dollar Equivalent amount of U.S.$50,000,000 without, in each case, the written consent of all Lenders. Any increase in the combined Canadian Commitments or the combined U.S. Commitments pursuant to this SECTION 2.12 shall be effective three Business Days after the date on which the Applicable Agent has received and accepted the applicable increase letter in the form of Annex 1 to EXHIBIT K (in the case of an increase in the Canadian Commitment or the U.S. Commitment of an existing Lender) or assumption letter in the form of Annex 2 to EXHIBIT K (in the case of the addition of a New Lender as a party hereto) or on such other date as is agreed among the Applicable Borrower, the Applicable Agent and the applicable increasing Lender or New Lender. The Applicable Agent shall promptly notify the Applicable Borrower and the Lenders of any increase in the amount of the combined Canadian Commitments or the combined U.S. Commitments pursuant to this
SECTION 2.12 and of the Commitment and Pro Rata Share of each Lender after giving effect thereto. Each Borrower acknowledges that, in order to maintain Loans (and, in the case of Parent, Bankers' Acceptances and BA Equivalent Notes) in accordance with each Applicable Lender's Pro Rata Share, a reallocation of the Canadian Commitments or the U.S. Commitments as a result of a non-pro-rata increase in the combined Canadian Commitments or the combined U.S. Commitments may require prepayment of all or portions of certain Loans (and, in the case of Parent, of outstanding Bankers' Acceptances and BA Equivalent Notes) on the date of such increase (and any such prepayment shall be subject to the provisions of SECTION 5.4).

                                  ARTICLE III

                             LOAN ACCOUNTS; NOTES

      3.1 LOAN ACCOUNTS. The Loans made by each Lender and the Letters of Credit Issued by the Issuing Lenders shall be evidenced by one or more accounts or records maintained by the Applicable Agent, such Lender or the applicable Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the Applicable Agent, each Issuing Lender and each Lender shall be conclusive (absent manifest error) as to the amount of the Loans made by the Lenders to the Borrowers and the Letters of Credit Issued for the account of either Borrower, and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligations of the Borrowers hereunder to pay any amount owing with respect to any Loan or Letter of Credit.

      3.2 NOTES. Upon the request of any Lender made through the Applicable Agent, the Loans made by such Lender to either Borrower may be evidenced by a
Note issued by such Borrower, instead of loan accounts. Each such Lender may endorse on the schedules annexed to its applicable Note the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Applicable Borrower with respect thereto, and such Lender's record shall be conclusive (absent manifest error); PROVIDED that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Applicable Borrower hereunder or under any such Note to such Lender.

                                  ARTICLE IV

                             THE LETTERS OF CREDIT

      4.1 THE LETTER OF CREDIT SUBFACILITY. (a) On the terms and conditions set forth herein, (i) each Issuing Lender agrees, (A) from time to time, on any Business Day during the period from the Closing Date to the Termination Date, to issue Letters of Credit for the account of Parent (or the joint account of Parent and a Canadian Subsidiary), in the case of the Canadian Issuing Lender, or the Company (or the joint account of the Company and any other U.S. Subsidiary), in the case of the U.S. Issuing Lender, and to amend or renew Letters of Credit previously issued by it, in accordance with SUBSECTIONS 4.2(C) and (D), and (B) to honor properly drawn drafts under Letters of Credit issued by it; (ii) the U.S. Lenders severally agree to participate in Letters of Credit Issued for the account of the Company; PROVIDED that the U.S. Issuing Lender shall not be obligated to Issue Letters of Credit for the account of the Company, and no U.S. Lender shall be obligated to participate in any such Letter of Credit, if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Total Company Outstandings exceed the amount of the combined U.S. Commitments;
(2) the Company Outstandings of such U.S. Lender exceed such U.S. Lender's U.S. Commitment; or (3) the Effective Amount of all L/C Obligations of the Company exceeds the U.S. L/C Commitment; and (iii) the Canadian Lenders severally agree to participate in Letters of Credit Issued for the account of Parent; PROVIDED that the Canadian Issuing Lender shall not be obligated to Issue Letters of Credit for the account of Parent, and no Canadian Lender shall be obligated to participate in any such Letter of Credit, if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Total Parent Outstandings exceed the amount of the combined Canadian Commitments; (2) Parent Outstandings of such Canadian Lender exceed such Canadian Lender's Canadian Commitment; or (3) the Effective Amount of all L/C Obligations of Parent exceeds the Canadian L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's and Parent's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company and Parent may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

            (b) No Issuing Lender shall have an obligation to Issue any Letter of Credit if:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Lender in good faith deems material to it;

                  (ii) such Issuing Lender has received written notice from any Lender, the U.S. Agent, the Canadian Agent, Parent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE VI is not then satisfied;

                  (iii) the expiry date of such Letter of Credit is later than one year after the issuance thereof or, if earlier, the date which is 10 days prior to the scheduled Termination Date (without giving effect to any change of the Termination Date to January 10, 2000, if applicable), unless all of the Lenders have approved such expiry date in writing;

                  (iv) such Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the applicable Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policy of such Issuing Lender;

                  (v) such Letter of Credit is denominated in a currency other than U.S. Dollars (in the case of the U.S. Issuing Lender) or Canadian Dollars (in the case of the Canadian Issuing Lender); or

                  (vi) such Letter of Credit is not a standby letter of credit.

            (c) The Lenders approve the Issuance by BofA of the back-up Letter of Credit to Dresdner Bank of Canada as contemplated by the Facility Assignment Agreement with an expiry date of January 13, 2000 and the Issuance by Bank of America Canada of the back-up Letter of Credit to Dresdner Bank of Canada as contemplated by the Facility Assignment Agreement with an expiry date of June 15, 2000.

      4.2 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT. (a) Each Letter of Credit shall be irrevocable and shall be issued upon the written request of Parent or the Company received by such Issuing Lender (with a copy sent by Parent or the Company to the Applicable Agent) at least five days (or such shorter time as the applicable Issuing Lender and the Applicable Agent may agree in a particular instance in their sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the applicable Issuing Lender may reasonably require.

            (b) At least two Business Days prior to the Issuance of any Letter of Credit, the applicable Issuing Lender will confirm with the Applicable Agent (by telephone or in writing) that the Applicable Agent has received a copy of the L/C Application or L/C Amendment Application from Parent or the Company and, if not, such Issuing Lender will provide the Applicable Agent with a copy thereof. Unless the applicable Issuing Lender has received, on or before the Business Day immediately preceding the date on which such Issuing Lender is to issue a requested Letter of Credit, (A) notice from the Applicable Agent directing such Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under SUBSECTION 4.1(A)(II) or SUBSECTION 4.1(A)(III) as a result of the limitations set forth in CLAUSE
(1), (2) or (3) thereof or (B) a notice described in SUBSECTION 4.1(B)(II), then, subject to the terms and conditions hereof, such Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Applicable Borrower in accordance with such Issuing Lender's usual and customary business practices.

            (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the applicable Issuing Lender will, upon the written request of the Applicable Borrower received by such Issuing Lender (with a copy sent by Parent or the Company to the Applicable Agent) at least five days (or such shorter time as the applicable Issuing Lender and the Applicable Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business
Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the applicable Issuing Lender may require. No Issuing Lender shall have any obligation to amend any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

            (d) The Issuing Lenders and the Lenders agree that, while any Letter of Credit is outstanding and prior to the Termination Date, at the option of the Applicable Borrower, and upon the written request of the Applicable Borrower, received by the applicable Issuing Lender (with a copy sent by such Borrower to the Applicable Agent) at least five days (or such shorter time as the applicable Issuing Lender and the Applicable Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the applicable Issuing Lender shall be entitled to authorize the automatic renewal of a Letter of Credit issued by such Issuing Lender. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the applicable Issuing
Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of such Letter of Credit (which shall be a Business
Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent, shall not be more than one year after the date of such renewal and shall be at least 10 days prior to the scheduled Termination Date (without giving effect to any change of the Termination Date to January 10, 2000, if applicable)); and (iv) such other matters as the applicable Issuing Lender may reasonably require. No Issuing Lender shall have any obligation to renew any Letter of Credit if: (A) such

Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the applicable Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal such Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this SUBSECTION 4.2(D) upon the request of the Applicable Borrower but such Issuing Lender shall not have received any L/C Amendment Application from the Applicable Borrower with respect to such renewal or other written direction by such Borrower with respect thereto, such Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Borrower and the Lenders hereby authorize such renewal, and, accordingly, such Issuing Lender shall be deemed to have received an L/C Amendment Application from the Applicable Borrower requesting such renewal.

            (e) Each Issuing Lender may (to the extent permitted under the applicable Letter of Credit), at its election (or as required by the Applicable Agent at the direction of the Required Lenders), deliver any notice of termination or other communication to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of any Letter of Credit to be a date not later than 10 days prior to the scheduled Termination Date.

            (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

            (g) The applicable Issuing Lender will deliver to the Applicable Agent, concurrently with or promptly following its delivery of a Letter of Credit, or an amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or amendment to or renewal of a Letter of Credit.

      4.3 RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS. (a) Immediately upon the Issuance of each Letter of Credit for the account of the Company, each U.S. Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the U.S. Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such U.S. Lender's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. Immediately upon the Issuance of each Letter of Credit for the account of Parent, each Canadian Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Canadian Lender's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

            (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender will promptly notify the Applicable Borrower and the Applicable Agent. The Applicable Borrower shall reimburse the applicable Issuing Lender prior to 12:00 noon (Chicago time in the case of the U.S. Issuing Lender and Toronto time in the case of the Canadian Issuing Lender), on each date that any amount is paid by such Issuing Lender under any Letter of Credit (each such date, an "HONOR DATE"), in an amount equal to the amount so paid by such Issuing Lender. If the Company fails to reimburse the U.S. Issuing Lender for the full amount of any drawing under any Letter of Credit by 12:00 noon (Chicago time) on the Honor Date, the U.S. Issuing Lender will promptly notify the U.S. Agent and the U.S. Agent will promptly notify each U.S. Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the U.S. Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the combined U.S. Commitments and subject to the conditions set forth in SECTION 6.2 (other than SUBSECTION 6.2(A)). If Parent fails to reimburse the Canadian Issuing Lender for the full amount of any drawing under any Letter of Credit by 12:00 noon (Toronto time) on the Honor Date, the Canadian Issuing Lender will promptly notify the Canadian Agent and each Canadian Lender thereof, and Parent shall be deemed to have requested that Prime Rate Loans be made by the Canadian Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the combined Canadian Commitments and subject to the conditions set forth in SECTION 6.2 (other than SUBSECTION 6.2(A)). Any notice given by an Issuing Lender or the Applicable Agent pursuant to this SUBSECTION 4.3(B) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

            (c) Each Applicable Lender shall upon receipt of any notice pursuant to SUBSECTION 4.3(B) make available to the Applicable Agent for the account of the applicable Issuing Lender an amount in U.S. Dollars or Canadian Dollars, as applicable, and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Lenders shall (subject to SUBSECTION 4.3(D)) each be deemed to have made a Base Rate Loan to the Company or a Prime Rate Loan to Parent, as applicable, in such amount. If any Lender so notified fails to make available to the Applicable Agent for the account of the applicable Issuing Lender the amount of such Lender's Pro Rata Share of the amount of such drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to, in the case of a U.S. Lender, the U.S. Federal Funds Rate in effect from time to time during such period, and (ii) in the case of a Canadian Lender, the Canadian Cost of Funds Rate in effect from time to time during such period. The Applicable Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Applicable Agent to give any such notice on the Honor Date or in sufficient time to enable any Applicable Lender to effect such payment on such date shall not relieve such Lender from its obligations under this SECTION 4.3.

            (d) With respect to any unreimbursed drawing that is not converted into Base Rate Loans or Prime Rate Loans in whole or in part, because of the Applicable Borrower's failure to satisfy the conditions set forth in SECTION 6.2 or for any other reason, such Borrower shall be deemed to have incurred from the applicable Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to (i) in the case of the Company, the Base Rate plus 2% per annum, and (ii) in the case of Parent, the Prime Rate plus 2% per annum, and each Applicable Lender's payment to the applicable Issuing Lender pursuant to SUBSECTION 4.3(C) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this
SECTION 4.3.

            (e) Each Lender's obligation in accordance with this Agreement to make Loans or L/C Advances, as contemplated by this SECTION 4.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the applicable Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Issuing Lender, Parent, the Company or any other Person for any reason whatsoever; (ii) the existence of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED that each Lender's obligation to make Loans (but not L/C Advances) under this SECTION 4.3 is subject to the conditions set forth in SECTION 6.2 (other than SUBSECTION 6.2(A)).

      4.4 REPAYMENT OF PARTICIPATIONS. (a) Promptly upon (and only upon) receipt by the Applicable Agent for the account of the applicable Issuing Lender of immediately available funds from the Applicable Borrower (i) in reimbursement of any payment made by such Issuing Lender under a Letter of Credit with respect to which any Lender has paid the Applicable Agent for the account of such Issuing Lender for such Lender's participation in such Letter of Credit pursuant to
SECTION 4.3 or (ii) in payment of interest thereon, the Applicable Agent will pay to each Applicable Lender, in the same funds as those received by such Agent for the account of such Issuing Lender, the amount of such Lender's Pro Rata Share of such funds, and such Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the Applicable Agent for the account of such Issuing Lender.

            (b) If either Agent or either Issuing Lender is required at any time to return to a Borrower, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Company or Parent to an Agent for the account of an Issuing Lender pursuant to SUBSECTION 4.4(A) in reimbursement of a payment made under a Letter of Credit or any interest or fee thereon, each Lender shall, on demand of the Applicable Agent, forthwith return to the Applicable Agent or the applicable Issuing Lender the amount of its Pro Rata Share of any amount so returned by such Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Applicable Agent or the applicable Issuing Lender, at a rate per annum equal to (i) in the case of a U.S. Lender, the U.S. Federal Funds Rate in effect from time to time, and (ii) in the case of a Canadian Lender, the Canadian Cost of Funds Rate in effect from time to time.

      4.5 ROLE OF THE ISSUING LENDERS. (a) Each Lender, Parent and the Company agree that, in paying any drawing under a Letter of Credit, the applicable Issuing Lender shall have no responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

            (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of either Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required U.S. Lenders, the Required Canadian Lenders or the Required Lenders, as applicable);
(ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

            (c) Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit issued for the account of such Borrower; PROVIDED that this assumption is not intended to, and shall not, preclude either Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of either Issuing Lender, shall be liable or responsible for any of the matters described in CLAUSES (I) through
(VII) of SECTION 4.6; PROVIDED that, anything in such clauses to the contrary notwithstanding, Parent or the Company may have a claim against the applicable Issuing Lender, and the applicable Issuing Lender may be liable to Parent or the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Parent or the Company which Parent or the Company proves were caused by the applicable Issuing Lender's willful misconduct or gross negligence or the applicable Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) an Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) an Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

      4.6 OBLIGATIONS OF PARENT AND THE COMPANY. The obligations of the Applicable Borrower under this Agreement and any L/C-Related Document to reimburse the applicable Issuing Lender for a drawing under a Letter of Credit issued for the account of such Borrower, and to repay any L/C Borrowing and any drawing under any such Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each L/C-Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C- Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of such Borrower in respect of any such Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that such Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of such Borrower in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Borrower or any guarantor.

      4.7 CASH COLLATERAL PLEDGE. If any Letter of Credit issued for the account of a Borrower remains outstanding and partially or wholly undrawn as of the Termination Date, then such Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all such Letters of Credit. Without limiting the foregoing, if the scheduled Termination Date is changed to January 10, 2000 pursuant to the definition of "Termination Date", then (a) concurrently with the Issuance of any Letter of Credit Issued after September 30, 1999 which has an expiry date after December 30, 1999, the Applicable Borrower will provide Cash Collateral for such Letter of Credit in an amount equal to the Stated Amount of such Letter of Credit; and (b) on or before December 30, 1999, each Borrower shall Cash Collateralize all outstanding Letters of Credit Issued for the account of such Borrower in an amount equal to the Stated Amount of all such Letters of Credit.

      4.8 LETTER OF CREDIT FEES. (a) Each Borrower shall pay to the Applicable Agent for the ratable account of the U.S. Lenders, in the case of the Company, or the Canadian Lenders, in the case of Parent, a letter of credit fee with respect to each Letter of Credit issued for the account of such Borrower computed at the applicable rate per annum set forth in SCHEDULE 1.1C of the average daily maximum amount available to be drawn on such Letter of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn) as calculated by the Applicable Agent.

            (b) Each Borrower shall pay to the Applicable Agent for the account of the applicable Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued by such Issuing Lender for the account of such Borrower at the rate per annum separately agreed to by such Borrower and such Issuing Lender of the average daily maximum amount available to be drawn on such Letter of Credit, computed on the first day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn) as calculated by the Applicable Agent.

            (c) The letter of credit fees payable under SUBSECTION 4.8(A) and the fronting fees payable under SUBSECTION 4.8(B) shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which all outstanding Letters of Credit shall have been terminated), with the final payment to be made on the Termination Date (or such later expiration date).

            (d) Each Borrower shall pay to the applicable Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Lender relating to letters of credit as from time to time in effect.

      4.9 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to each Letter of Credit.

                                   ARTICLE V

                    TAXES, YIELD PROTECTION AND ILLEGALITY

      5.1 TAXES. (a) Any and all payments by either Borrower to each Lender and each Agent under this Agreement (including any payment made by Parent pursuant to SECTION 11) shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Applicable Borrower shall pay all Other Taxes.

            (b) The Applicable Borrower agrees to indemnify each Lender and each Agent for, and hold each such Person harmless from, the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or such Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or such Agent makes written demand therefor.

            (c) If either Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to a Lender or an Agent, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) such Borrower shall make such deductions and withholdings; and

                  (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

            (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agents the original or a copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agents.

            (e) If either Borrower is required to pay additional amounts to any Lender or either Agent pursuant to SUBSECTION (C) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

            (f) (i) Each U.S. Lender which is a foreign Person (i.e., a Person other than a United States Person for United States Federal income tax purposes) agrees that:

                  (A) it shall, no later than the Closing Date (or, in the case of a U.S. Lender which becomes a party hereto after the Closing Date, the date upon which such U.S. Lender becomes a party hereto) deliver to the U.S. Agent and to the Company through the U.S. Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("FORM 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("FORM 1001"), as appropriate, in each case indicating that such U.S. Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                  (B) if at any time such U.S. Lender makes any change
            necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the U.S. Agent and to the Company through the U.S. Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224 or Form 1001, as appropriate, in each case indicating that such U.S. Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                  (C) it shall, before or promptly after the occurrence of any event (including the passing of time (and in any event (x) in the case of a Form 4224, before the payment of any interest in each succeeding taxable year of such U.S. Lender after the Closing Date during which interest may be paid under this Agreement, and (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the Closing Date during which interest may be paid under this Agreement) but excluding any event mentioned in CLAUSE (B) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such U.S. Lender, deliver to the U.S. Agent and to the Company through the U.S. Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such U.S. Lender; and

                  (D) it shall, promptly upon the Company's or the U.S. Agent's reasonable request to that effect, deliver to the Company or the U.S. Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such U.S. Lender's tax status for withholding purposes.

            (ii) Each Canadian Lender agrees that it shall, no later than the Closing Date (or, in the case of a Canadian Lender which becomes a party hereto after the Closing Date, the date upon which such Canadian Lender becomes a party hereto) deliver to the Canadian Agent and to Parent through the Canadian Agent an instrument in writing certifying one of the following:

                  (A) that such Canadian Lender is not a non-resident of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Loans and other extensions of credit to Parent under this Agreement;

                  (B) its jurisdiction of incorporation and residence for tax purposes, that it is the sole beneficial owner of payments of principal of and interest on its Loans and other extensions of credit to Parent under this Agreement and the rate of withholding tax applicable to any payment of interest to it pursuant to any applicable tax conventions between Canada, on the one hand, and its jurisdiction of residence for tax purposes, on the other hand; or

                  (C) its jurisdiction of incorporation and residence for tax purpose, the names of the beneficial owners of payments of principal of and interest on its Loans and other extensions of credit to Parent under this Agreement, the residence for tax purposes of each of such beneficial owners and the rate of withholding tax applicable to any payment of interest in respect of each beneficial owner pursuant to any applicable tax convention between Canada, on the one hand, and the jurisdiction of residence for tax purposes of each beneficial owner, on the other hand;

and undertaking to advise Parent and the Canadian Agent of any change in respect of CLAUSE (A), (B) or (C), as the case may be. In addition, each Canadian Lender shall, promptly upon Parent's or the Canadian Agent's reasonable request to that effect, deliver to Parent or the Canadian Agent (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation or the official interpretation of such laws or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish such Canadian Lender's tax status for withholding purposes. If the Canadian Agent receives a request from Revenue Canada Customs, Excise and Taxation or another taxing authority to provide additional information concerning the withholding tax status of any Canadian Lender, such Canadian Lender shall (upon notice of such request from the Canadian Agent) use reasonable efforts to obtain and deliver such information to such taxing authority and the Canadian Agent.

            (iii) Notwithstanding the foregoing provisions of this SUBSECTION
(F) or any other provision of this SECTION 5.1, no Lender shall be required to deliver any form pursuant to this SECTION 5.1 if such Lender is not legally permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

                  (g) (i) The Company will not be required to pay any additional amount in respect of United States Federal tax pursuant to this SECTION 5.1 to any U.S. Lender or to either Agent with respect to any U.S. Lender:

                  (A) if the obligation to pay such additional amount would not have arisen but for a failure by such U.S. Lender to comply with its obligations under SUBSECTION 5.1(F)(I), SECTION 10.10 or SECTION 12.8;

                  (B) if such U.S. Lender shall have delivered to the Company a
            Form 4224 in respect of its applicable Lending Office pursuant to SUBSECTION 5.1(F)(I), and such U.S. Lender shall at any time not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                  (C) if such U.S. Lender shall have delivered to the Company a
            Form 1001 in respect of its applicable Lending Office pursuant to SUBSECTION 5.1(F)(I), and such U.S. Lender shall at any time not be entitled to exemption from deduction or withholding of

            United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

            (ii) Parent will not be required to pay any additional amount in respect of Canadian federal income tax pursuant to this SECTION 5.1 to any Canadian Lender:

                  (A) if the obligation to pay such additional amount would not have arisen but for a failure by such Canadian Lender to comply with its obligations under SUBSECTION 5.1(F)(II), SECTION 10.10 or
            SECTION 12.8; or

                  (B) if such Canadian Lender shall have delivered an instrument in writing pursuant to SUBSECTION 5.1(F)(II), and such Canadian Lender shall at any time not be entitled to exemption from deduction or withholding of Canadian federal income tax in respect of payments by Parent hereunder for the account of its applicable Lending Office for any reason other than a change in the laws of Canada, its provinces or any political subdivision thereof or any regulations promulgated thereunder or any applicable tax treaty or regulations or in the official interpretation of such laws, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of the delivery of said instrument.

                  (h) If, at any time, the Company requests any U.S. Lender to deliver any forms or other documentation pursuant to SUBSECTION 5.1(F)(I)(D), then the Company shall, on demand of such U.S. Lender through the U.S. Agent, reimburse such U.S. Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such U.S. Lender in the preparation or delivery of such forms or other documentation. If, at any time, Parent requests any Canadian Lender to deliver any forms or other documentation pursuant to SUBSECTION 5.1(F)(II), then Parent shall, on demand of such Canadian Lender through the Canadian Agent, reimburse such Canadian Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Canadian Lender in the preparation or delivery of such instruments, forms or other documentation.

                  (i) If either Agent or any Lender receives a refund of any Taxes for which a payment has been made by a Borrower pursuant to this Agreement, or claims any credit or relief against or repayment of any Taxes through an actual reduction in Taxes paid as a result of the payment of such Taxes by a Borrower (a "Tax Credit"), which refund or Tax Credit in the good faith judgment of such Agent or such Lender, as the case may be, is attributable to such payment made by such Borrower, then such Agent or such Lender, as applicable, shall reimburse such Borrower for such amount as such Agent or such Lender, as applicable, determines to be the proportion of the refund or Tax Credit as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required. If any tax benefit obtained by an Agent or a Lender is reduced after a payment in respect thereof has been made to a Borrower under this SUBSECTION (I) (through adjustment to such Agent's or such Lender's tax return or otherwise), such Borrower shall promptly upon demand repay to such Agent or such Lender, as applicable, the amount by which such tax benefit to such Agent or such Lender, as applicable, is reduced. In no event shall either Agent or any Lender be obliged to disclose any information regarding its tax affairs or computations to either Borrower.

      5.2 ILLEGALITY. (a) If any Lender determines that the introduction of, or any change in, any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore U.S. Dollar Loans or, in the case of a Canadian Lender, Offshore Canadian Dollar Loans, then, on notice thereof by such Lender to the Applicable Borrower through the Applicable Agent, any obligation of such Lender to make Offshore U.S. Dollar Loans or Offshore Canadian Dollar Loans, as the case may be, shall be suspended until such Lender notifies the Applicable Agent and the Applicable Borrower that the circumstances giving rise to such determination no longer exist.

            (b) If a Lender determines that it is unlawful to maintain any Offshore U.S. Dollar Loan or, in the case of a Canadian Lender, Offshore Canadian Dollar Loan, the Applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Applicable Agent), prepay in full such Offshore U.S. Dollar Loan or Offshore Canadian Dollar Loan, as applicable, together with interest accrued thereon and amounts required under
SECTION 5.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or on such earlier date on which such Lender may no longer lawfully continue to maintain such Offshore Rate Loan (as determined by such Lender). If either Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan (in the case of a U.S. Dollar Loan) or a Prime Rate Loan (in the case of a Canadian Dollar Loan).

      5.3 INCREASED COSTS AND REDUCTION OF RETURN. (a) If any Lender determines that, as a result, after the date hereof, of (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender (other than any general increase in the level of taxation of such Lender and similarly-situated financial institutions) of agreeing to make or making, funding or maintaining any Offshore Rate Loan or participating in Letters of Credit or, in the case of an Issuing Lender, any increase in the cost to such Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit, then the Applicable Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Applicable Agent), pay to the Applicable Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased cost.

            (b) If any Lender shall have determined that, after the date hereof,
(i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) and that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Applicable Borrower through the Applicable Agent, such Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

      5.4 FUNDING LOSSES. The Applicable Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

            (a) the failure of such Borrower to borrow, continue or convert a Loan or to issue a Bankers' Acceptance or a BA Equivalent Note after such Borrower has given (or is deemed to have given) a Notice of Canadian Dollar Borrowing, a Notice of U.S. Dollar Borrowing, a Notice of
Conversion/Continuation or a Notice of BA Borrowing;

            (b) the failure of such Borrower to make any prepayment in accordance with any notice delivered under SECTION 2.1.6 or 2.2.5;

            (c) the prepayment (including pursuant to SECTION 2.1.6 or 2.2.5) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

            (d) the automatic conversion under SECTION 2.1.5 or 2.2.4 of any Offshore Rate Loan to a Base Rate Loan or a Prime Rate Loan, as applicable, on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to a Lender under this Section and under SUBSECTION 5.3(A), each Offshore Rate Loan made by a Lender shall be conclusively deemed to have been funded (and to have been subject to each related reserve, special deposit or similar requirement) at the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period in U.S. Dollars or Canadian Dollars, as applicable, whether or not such Offshore Rate Loan is in fact so funded.

      5.5 INABILITY TO DETERMINE RATES. If the Applicable Agent reasonably determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to an Offshore Rate Loan, or Applicable Lenders having an aggregate Pro Rata Share of 25% or more determine that the Offshore Rate to be applicable for any requested Interest Period with respect to an Offshore Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, then the Applicable Agent will promptly so notify the Applicable Borrower and each Applicable Lender. Thereafter, the obligation of the Applicable Lenders to make or maintain the applicable Offshore Rate Loans in the applicable currency hereunder shall be suspended until the Applicable Agent (upon the instructions of the Applicable Lenders, if applicable), revokes such notice in writing. Upon receipt of such notice, the Applicable Borrower may revoke any applicable Notice of U.S. Dollar Borrowing, Notice of Canadian Dollar Borrowing or Notice of Conversion/Continuation then submitted by it. If the Applicable Borrower does not revoke such Notice, the Applicable Lenders shall make, convert or continue the Loans, as proposed by the Applicable Borrower, in the amount specified in the applicable notice submitted by the Applicable Borrower, but such Loans shall be made, converted or continued as Base Rate Loans or Prime Rate Loans, as applicable, instead of Offshore Rate Loans.

      5.6 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation under this ARTICLE V shall deliver to the Applicable Borrower (with a copy to the Applicable Agent) a certificate setting forth in reasonable detail the basis for, and a calculation of, the amount payable to such Lender hereunder and such certificate shall be presumed to be accurate in the absence of manifest error.

      5.7 SUBSTITUTION OF LENDERS. Upon the receipt by either Borrower or either Agent from any Lender (an "AFFECTED LENDER") of a claim for compensation under
SECTION 5.1 or 5.3 or a notice of the type described in SUBSECTION 5.2(A) or
(B), the Applicable Borrower may: (i) request one or more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment; or (ii) designate a replacement bank or financial institution satisfactory to Parent to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitment (a "REPLACEMENT LENDER"). Any designation of a Replacement Lender shall be subject to the prior written consent of the Agents and the Issuing Lenders.

      5.8 RIGHT OF LENDERS TO FUND THROUGH BRANCHES AND AFFILIATES. Each Lender may, if it so elects, fulfill its commitment as to any Loan hereunder by designating a branch or Affiliate of such Lender to make such Loan; PROVIDED that (a) such Lender shall remain solely responsible for the performance of its obligations hereunder and (b) no such designation shall result in any increased costs to the Applicable Borrower.

      5.9 SURVIVAL. The agreements and obligations of the Borrowers in this
ARTICLE V shall survive the termination of this Agreement and the payment of all Obligations.

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

      6.1 CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective and all outstanding loans under the Existing Agreement shall be Canadian Dollar Loans hereunder on the date that (a) the Agents shall have received evidence that the Facility Assignment Agreement has been executed and delivered by the parties thereto and the transactions contemplated thereby have been consummated (or will be consummated concurrently herewith) and (b) the Agents shall have received all of the following, in form and substance satisfactory to each Agent and each Lender, and in sufficient copies for each Agent and each Lender:

            (a) CREDIT AGREEMENT AND NOTES. This Agreement and the Notes (if any) executed by each party thereto.

            (b) RESOLUTIONS; INCUMBENCY.

                  (i) Copies of resolutions of the board of directors (or other appropriate governing body) of each Loan Party authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary (or other appropriate representative) of such Loan Party; and

                  (ii) a certificate of the Secretary or an Assistant Secretary (or other appropriate representative) of each Loan Party certifying the names and true signatures of the officers, partners or managers of such Loan Party authorized to execute, deliver and perform the Loan Documents to which such Loan Party is a party.

            (c) ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents:

                  (i) the articles or certificate of incorporation or association or other certificate of formation and, if applicable, the bylaws, partnership agreement or operating agreement of each Loan Party as in effect on the Closing Date, certified by the Secretary or an Assistant Secretary (or other appropriate representative) of such Loan Party as of the Closing Date; and

                  (ii) in the case of the Company and each U.S. Subsidiary, a certificate of good standing from the jurisdiction of organization of each such entity; and in the case of Parent and each Canadian Subsidiary, a Certificate of Status from the Ministry of Consumer and Commercial Relations of Ontario, the Registrar of Companies of British Columbia, the Registrar of Corporations of Alberta or the Deputy Registrar of Joint Stock Companies of Nova Scotia, as applicable, with respect to such entity.

            (d) U.S. GUARANTIES. A guaranty, substantially in the form of EXHIBIT G-1, executed by each U.S. Subsidiary and by Nova Scotia Sub, and a guaranty, substantially in the form of EXHIBIT G-2, executed by each U.S. Subsidiary other than the Company and by Nova Scotia Sub (such guaranties, the "U.S. GUARANTIES").

            (e) CANADIAN GUARANTIES. A Guaranty, substantially in the form of EXHIBIT G- 3, executed by each Canadian Guarantor other than the Nova Scotia Sub (such guaranty, the "CANADIAN GUARANTY").

            (f) PAYMENT OF FEES. Evidence of payment by Parent and/or the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Agents to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agents' reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between Parent and/or the Company and the Agents), including any such costs, fees and expenses arising under or referenced in SECTION 2.5 or 12.4.

            (g) U.S. SECURITY AGREEMENT. A security agreement, substantially in the form of EXHIBIT H-1 (the "U.S. SECURITY AGREEMENT"), executed by the Company and each other U.S. Guarantor, together with such searches, financing statements and other documents as may be requested by the U.S. Agent to perfect, and confirm the priority of, the Liens granted thereunder.

            (h) CANADIAN SECURITY AGREEMENT. A security agreement, substantially in the form of EXHIBIT H-2, executed by each Canadian Guarantor, and a security agreement, substantially in the form of EXHIBIT H-3, executed by Parent (such security agreements, the "CANADIAN SECURITY AGREEMENTS"), in each case together with such searches, registrations and other documents as may be requested by the Canadian Agent to perfect, and evidence the priority of, the Liens granted thereunder.

            (i) U.S. PLEDGE AGREEMENT. A pledge agreement, substantially in the form of EXHIBIT I-1 (the "U.S. PLEDGE AGREEMENT"), executed by each U.S. Subsidiary which owns an interest in any corporation and by Nova Scotia Sub, together with all stock certificates, stock powers and other items required to be delivered thereunder.

            (j) CANADIAN PLEDGE AGREEMENTS. Pledge agreements, each substantially in the form of EXHIBIT I-2 (each a "CANADIAN PLEDGE AGREEMENT"), executed by Parent and each Canadian Subsidiary (other than Nova Scotia Sub) which owns an interest in any corporation, together with all stock certificates, stock powers and other items required to be delivered thereunder.

            (k) BANK ACT SECURITY. The Bank Act Security, together with all documentation required to perfect the Liens granted thereunder.

            (l) INSURANCE CERTIFICATES. Certificates of insurance naming the U.S. Agent as an additional insured and as loss payee, as required pursuant to
SECTION 8.3.

            (m) ASSIGNMENT OF PARTNERSHIP INTERESTS. An assignment of partnership interests, substantially in the form of EXHIBIT M-1, executed by Parent, and an assignment of partnership interests, substantially in the form of EXHIBIT M-2, executed by Ontario GP (each an "ASSIGNMENT OF PARTNERSHIP INTERESTS").

            (n) CERTIFICATE. A certificate signed by the chief executive officer or the chief financial officer of Parent, dated as of the Closing Date, stating that:

                  (i) the representations and warranties contained in ARTICLE VII are true and correct on and as of such date, as though made on and as of such date;

                  (ii) no Event of Default or Unmatured Event of Default exists or will result from the initial Credit Extensions; and

                  (iii) no event or circumstance has occurred since December 31, 1997 that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (o) LEGAL OPINIONS. The opinion of Hodgson Russ Andrews Woods & Goodyear, LLP, U.S. counsel to Parent, the Company and the other U.S. Guarantors, substantially in the form of EXHIBIT D-1; the opinion of Tory Tory DesLauriers & Binnington, Ontario counsel to Parent and the Canadian Guarantors, substantially in the form of EXHIBIT D-2; the opinion Parlee McLaws, Alberta counsel to Western Waste Services Inc. and Alberta Waste Ltd., substantially in the form of EXHIBIT D-3; the opinion of Lawson Lundell Lawson & McIntosh, British Columbia counsel to West Coast Waste Systems Inc., substantially in the form of EXHIBIT D-4; the opinion of Stewart McKelvey Sterling Scales, Nova Scotia counsel to Nova

Scotia Sub, substantially in the form of EXHIBIT D-5; and the opinion of Joy Grahek, General Counsel of Parent, substantially in the form of EXHIBIT D-3.

            (p) ESTOPPEL LETTERS. An estoppel letter or subordination agreement from each existing creditor of Parent or any Subsidiary reasonably specified by the Canadian Agent.

            (q) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as either Agent or any Lender may reasonably request.

      6.2 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

            (a) NOTICE, APPLICATION. The Applicable Agent shall have received a Notice of U.S. Dollar Borrowing, a Notice of Canadian Dollar Borrowing or a Notice of BA Borrowing, as applicable, or the applicable Issuing Lender and the Applicable Agent shall have received an L/C Application or L/C Amendment Application (in the case of any Issuance of a Letter of Credit).

            (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE VII shall be true and correct in all material respects on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

            (c) NO EXISTING DEFAULT. No Event of Default or Unmatured Event of Default shall exist or shall result from such Credit Extension.

Each Notice of U.S. Dollar Borrowing, Notice of Canadian Dollar Borrowing, Notice of BA Borrowing, L/C Application and L/C Amendment Application submitted by a Borrower hereunder shall constitute a representation and warranty by such Borrower, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in this SECTION 6.2 are satisfied.

                                  ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES

      Parent and the Company represent and warrant to each Agent and each Lender that:

      7.1 EXISTENCE AND POWER. Each Borrower and each of its Subsidiaries:

            (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization;

            (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business as currently conducted and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

            (c) is duly qualified as a foreign entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

            (d)   is in compliance with all Requirements of Law;

except, in each case referred to in CLAUSE (B)(I), (C) or (D), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

      7.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary action on the part of such Loan Party (including any necessary action by the shareholders, partners or members thereof), and do not and will not:

            (a) contravene the terms of any of such Loan Party's Organization Documents;

            (b) conflict with or result in a breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Parent, the Company or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which Parent, the Company or any Subsidiary or any of their respective assets is subject; or

            (c) violate any Requirement of Law.

      7.3 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or the enforcement against, any Loan Party of any Loan Document to which such Loan Party is a party.

      7.4 BINDING EFFECT. Each of this Agreement and each other Loan Document to which any Loan Party is a party constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      7.5 FINANCIAL STATEMENTS. Parent has furnished or caused to be furnished to the Agents and the Lenders, (a) the audited consolidated financial statements of Parent and its Subsidiaries as at December 31, 1997, which statements have been prepared in conformity with GAAP and present fairly the financial condition of Parent and its Subsidiaries as at such date and the results of their operations for the period then ended and (b) the unaudited financial statements of Parent and its Subsidiaries as at September 30, 1998, which have been prepared in conformity with GAAP and present fairly the financial condition of Parent and its Subsidiaries as at such date and the results of operations for the period then ended (subject to normal year-end adjustments and the absence of footnotes).

      7.6 NO MATERIAL ADVERSE CHANGE. Since the date of the audited consolidated financial statements described in SECTION 7.5, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

      7.7 LITIGATION AND CONTINGENT LIABILITIES. No litigation (including any derivative action), arbitration proceeding or governmental proceeding is pending or, to Parent's knowledge, threatened against Parent, the Company or any Subsidiary which is reasonably likely to have a Material Adverse Effect, except as set forth in SCHEDULE 7.7. Other than any liability incident to such litigation or proceedings, neither Parent, the Company nor any Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in SECTION 7.5 or listed in SCHEDULE 7.7.

      7.8 OWNERSHIP OF PROPERTIES; LIENS. Each of Parent, the Company and each Subsidiary owns good and marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 8.8.

      7.9 SUBSIDIARIES. Parent has no Subsidiaries except those listed in
SCHEDULE 7.9.

      7.10 PENSION AND WELFARE PLANS. Except as set forth on SCHEDULE 7.10, during the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Credit Extension hereunder,
(a) no steps have been taken to terminate any Pension Plan which would be reasonably likely to result in Parent or the Company being required to make a contribution to such Pension Plan, or incurring a liability or obligation to such Pension Plan, in excess of U.S.$1,000,000, and (b) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by Parent or the Company of any material liability, fine or penalty. Except as set forth on SCHEDULE 7.10, neither Parent nor the Company has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of subtitle B of title I of ERISA. All Canadian Plans are duly registered where required by, and in good standing under, applicable law; all required contributions have been made under all Canadian Plans; all Canadian Plans are funded in accordance with the respective rules thereof and all Requirements of Law; and no past service or experience deficiency funding liabilities exist under any Canadian Plan.

      7.11 INVESTMENT COMPANY ACT. Neither Parent, the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

      7.12 PUBLIC UTILITY HOLDING COMPANY ACT. Neither Parent, the Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

      7.13 REGULATION U. Neither Parent nor the Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

      7.14 TAXES. Each of Parent, the Company and each Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      7.15 SOLVENCY, ETC. On the Closing Date, and immediately prior to and after giving effect to each Credit Extension hereunder and the use of the proceeds thereof (and taking into account any contribution or subrogation rights), (a) each of Parent's, the Company's and each Subsidiary's assets will exceed its liabilities and (b) each of Parent, the Company and each Subsidiary will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then conducted.

      7.16 HAZARDOUS MATERIALS.

      7.16.1 RELEASE AND DISPOSAL. Except as previously disclosed to the Agents and the Lenders in writing prior to the date of this Agreement or for events or conditions which would not constitute a Material Environmental Event, (a) neither Parent, the Company nor, to the best of the Company's knowledge, any other Person has ever caused or permitted a "reportable quantity" (as defined in the Comprehensive Environmental Response, Compensation and Liability Act) of any Hazardous Material to be released or disposed of on, under or at any real property located in the United States and now owned, leased or operated by Parent, the Company or any Subsidiary and neither Parent, the Company nor, to the best of Parent's knowledge, any other Person has ever caused or permitted any Hazardous Material to be released or disposed of on, under or at any real property located in Canada and now owned, leased or operated by Parent, the Company or any Subsidiary, (b) no such real property has ever been used (by Parent or, to the best of Parent's knowledge, by any other Person) as a site for intentional disposal of any Hazardous Material or a permanent storage site for any Hazardous Material, and (c) neither Parent nor, to the best of the Parent's knowledge, any of its predecessors has ever caused or permitted any Hazardous Material to be disposed of at any locations other than those identified pursuant to CLAUSE (A).

      7.16.2 TREATMENT AND STORAGE. Except in compliance with applicable law or for events or conditions which would not constitute a Material Environmental Event, (a) neither Parent nor, to the best of Parent's knowledge, any other Person has ever caused or permitted any Hazardous Material to be treated or stored on, under or at any real property owned, leased or operated by Parent, the Company or any Subsidiary and (b) neither Parent nor, to the best of Parent's knowledge, any of its predecessors has ever caused or permitted any Hazardous Material (except for any which may have been present in raw materials or any products) to be transported to, treated, or stored at any locations other than those identified pursuant to CLAUSE (A).

      7.17 ABSENCE OF DEFAULT. Neither Parent, the Company nor any Subsidiary is in material default under any material contract to which it is a party or by which it is bound.

      7.18 LEASED PREMISES. As of the Closing Date neither Parent, the Company nor any Subsidiary is the lessee of any premises other than those premises set forth on SCHEDULE 7.18.

      7.19 INFORMATION. All written information taken as a whole heretofore or contemporaneously herewith furnished by Parent, the Company or any Subsidiary to the Agents and the Lenders for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information taken as a whole hereafter furnished by or on behalf of Parent, the Company or any Subsidiary to either Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information taken as a whole is or will be incomplete by omitting to state any material fact necessary to make such information not misleading (it being recognized by the Agents and the Lenders that projections and forecasts provided by Parent are not to be viewed as representations and warranties and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

      7.20 YEAR 2000 PROBLEM. Parent and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Parent and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, Parent reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

      7.21 BURDENSOME OBLIGATIONS. Neither Parent nor any Subsidiary is a party to any agreement or contract or subject to any corporate, partnership or other organizational restriction which might reasonably be expected to have a Material Adverse Effect.

      7.22 LABOR MATTERS. Except as set forth on SCHEDULE 7.22, (a) neither Parent nor any Subsidiary is subject to any labor or collective bargaining agreement; and (b) there are no existing or threatened strikes, lockouts or other labor disputes involving Parent or any Subsidiary that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Hours worked by and payments made to employees of Parent and its Subsidiaries are not in violation of the Fair Labor Standards Act, to the extent applicable, or any other applicable law, rule or regulation dealing with such matters.

                                  ARTICLE VIII

                                   COVENANTS

      So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing, Parent shall:

      8.1 REPORTS, CERTIFICATES AND OTHER INFORMATION. Furnish to each Agent and each Lender:

      8.1.1 ANNUAL REPORTS. Promptly when available and in any event within 90 days after the close of each Fiscal Year, (i) a copy of the annual audit report of Parent and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of Parent and its Subsidiaries for such Fiscal Year, which audit report shall be without qualification as to going concern or scope and shall be prepared by Price Waterhouse Coopers LLC or other independent auditors of recognized standing selected by Parent and acceptable to the Required Lenders; and (ii) consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for Parent and its Subsidiaries for such Fiscal Year, together with a certificate of the chief executive officer or the chief financial officer of Parent certifying that such financial statements fairly present the financial condition and results of operations of Parent and its Subsidiaries as of the dates and periods indicated.

      8.1.2 QUARTERLY REPORTS. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated and consolidating statements of earnings and cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a certificate of the chief executive officer or the chief financial officer of Parent, certifying that such financial statements (which may be prepared by Parent) fairly present the financial condition and results of operations of Parent and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

      8.1.3 MONTHLY REPORTS. Until Parent completes a Qualified IPO, promptly when available and in any event within 30 days after the end of each month of each Fiscal Year, (i) unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such month and (ii) unaudited consolidated and consolidating statements of earnings for such month and for the period beginning with the first day of such Fiscal Year and ending on the last day of such month, together with a certificate of the chief executive officer or the chief financial officer of Parent, certifying that such financial statements (which may be prepared by Parent) fairly present the financial condition and results of operations of Parent and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

      8.1.4 COMPLIANCE CERTIFICATES. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to SECTION 8.1.1 and each set of quarterly statements pursuant to SECTION 8.1.2, a duly completed certificate in the form of EXHIBIT C, with appropriate insertions, dated the date of such annual report, such quarterly statements or such monthly statements and signed by the chief executive officer or the chief financial officer of Parent, containing a computation of each of the financial ratios and restrictions set forth in this SECTION 8 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

      8.1.5 REPORTS TO SEC AND TO SHAREHOLDERS. Promptly upon the filing or sending thereof, a copy of any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed with the SEC or any securities exchange or commission and any report, proxy statement or other communication to Parent's shareholders generally.

      8.1.6 NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS. Promptly (and in any event within one Business Day in the case of CLAUSE (A) and within five Business Days in the case of

CLAUSES (B) through (E)) after learning of any of the following, written notice describing the same and the steps being taken by Parent or the Subsidiary affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Parent to the Agents and the Lenders which has been instituted or, to the knowledge of Parent, is threatened against Parent or any Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect; (c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed pursuant to CLAUSE (B); (d) the institution of any steps by Parent, any of its Subsidiaries or any other Person to terminate any Pension Plan or any Canadian Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan or a Canadian Plan which could result in the requirement that Parent or the Company furnish a bond or other security to the PBGC or such Pension Plan or Canadian Plan, or the occurrence of any event with respect to any Pension Plan or Canadian Plan which could result in the incurrence by Parent or the Company of any material liability, fine or penalty, or any material increase in the contingent liability of Parent or the Company with respect to any post-retirement Welfare Plan benefit; and (e) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

      8.1.7 SUBSIDIARIES. Promptly upon the occurrences thereof, a written report of any change in the list of its Subsidiaries.

      8.1.8 PROJECTIONS. As soon as practicable and in any event within 90 days after the commencement of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year, including (a) a forecasted consolidated balance sheet and a consolidated statement of cash flow of Parent for such Fiscal Year and (b) forecasted consolidated statements of income and cash flows of Parent for each month of such Fiscal Year.

      8.1.9 QUEBEC ASSETS. Concurrently with delivery of each quarterly report pursuant to SECTION 8.1.2, and promptly after any material increase therein, a report of the estimated fair market value of all assets of Parent and its Subsidiaries located in, and of the revenues of Parent and its Subsidiaries generated from accounts in, the Province of Quebec.

      8.1.10 OTHER INFORMATION. Promptly from time to time, such other information concerning Parent and its Subsidiaries as either Agent or any Lender may reasonably request.

      8.2 BOOKS, RECORDS AND INSPECTIONS. Keep, and cause each Subsidiary to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals, either Agent or any Lender or any representative thereof to inspect the properties and operations of Parent and of such Subsidiary;

and permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals, either Agent or any Lender or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and Parent hereby authorizes such independent auditors to discuss such financial matters with either Agent or any Lender or any representative thereof), and to examine (and, at the expense of Parent or the applicable Subsidiary, photocopy extracts from) any of its books or other records. Parent agrees to pay the fees of its auditors incurred in connection with any reasonable exercise of the rights of the Agents and the Lenders pursuant to this Section.

      8.3 INSURANCE. Maintain, and cause each Subsidiary to maintain, with reputable, financially sound insurance companies, insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated (and, in any event, such insurance as may be required by any law or governmental regulation or any court order or decree); and, upon request of either Agent or any Lender, furnish to such Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Parent and its Subsidiaries. Without limiting the foregoing, Parent will cause, and cause each Subsidiary to cause, each issuer of an insurance policy to provide the U.S. Agent with an endorsement or an independent instrument (i) in form and substance acceptable to the U.S. Agent and (ii) showing loss payable to the U.S. Agent and, if required by the U.S. Agent, naming the U.S. Agent as an additional insured.

      8.4 COMPLIANCE WITH LAWS; PAYMENT OF TAXES AND LIABILITIES. (a) Comply, and cause each Subsidiary to comply, in all material respects with all material applicable laws, rules, regulations and orders; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property; PROVIDED, HOWEVER, that the foregoing shall not require Parent or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

      8.5 MAINTENANCE OF EXISTENCE, ETC. Maintain and preserve, and (subject to
SECTION 8.11) cause each Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization; and (b) except where the failure to do so would not reasonably be expected to have a Material Adverse Effect its qualification and good standing as a foreign entity in each jurisdiction where the nature of its business makes such qualification necessary.

      8.6 FINANCIAL COVENANTS.

      8.6.1 MINIMUM NET WORTH. Not permit Net Worth at any time to be less than
(a) a Dollar Equivalent amount of U.S.$19,000,000 PLUS (b) 75% of cumulative Consolidated Net Income for each Fiscal Quarter ending after December 31, 1998 (excluding any Fiscal Quarter in which Consolidated Net Income is not positive) PLUS (c) 80% of the net proceeds of any equity issued by Parent or any of its Subsidiaries (other than equity issued by a Subsidiary to Parent or another Subsidiary) after December 31, 1998.

      8.6.2 INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below:

---------------------------------------------------
    COMPUTATION                        INTEREST
   PERIOD ENDING:                   COVERAGE RATIO
---------------------------------------------------
12/31/98 through 12/31/99            2.50 to 1.00
---------------------------------------------------
3/31/00 through 12/31/00             2.75 to 1.00
---------------------------------------------------
3/31/01 and thereafter               3.00 to 1.00.
---------------------------------------------------

     8.6.3 TOTAL DEBT TO EBITDA. Not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to exceed the applicable ratio set forth below:

---------------------------------------------------
         FISCAL                      TOTAL DEBT TO
     QUARTER ENDING:                 EBITDA RATIO
---------------------------------------------------
12/31/98 through 6/30/99             4.75 to 1.00
---------------------------------------------------
9/30/99 through 12/31/99             4.25 to 1.00
---------------------------------------------------
3/31/00 through 12/31/00             4.00 to 1.00
---------------------------------------------------
3/31/01 and thereafter               3.75 to 1.00.
---------------------------------------------------

     8.6.4 SENIOR DEBT TO EBITDA. Not permit the Senior Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to exceed the applicable ratio set forth below:

---------------------------------------------------
         FISCAL                       SENIOR DEBT
     QUARTER ENDING:                 EBITDA RATIO
---------------------------------------------------
12/31/98 through 6/30/99             3.90 to 1.00
---------------------------------------------------
9/30/99 through 12/31/99             3.75 to 1.00
---------------------------------------------------
3/31/00 through 12/31/00             3.50 to 1.00
---------------------------------------------------
3/31/01 and thereafter               3.25 to 1.00.
---------------------------------------------------

     8.7 LIMITATIONS ON DEBT. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except (a) obligations arising under the Loan Documents; (b) Debt of Subsidiaries to Parent or to other Subsidiaries; provided that an Agent has a perfected, first-priority security interest in all such Debt; (c) other Debt outstanding on the date hereof and listed in SCHEDULE 8.7 or hereafter incurred in connection with Liens permitted by
SECTION 8.8, and extensions, renewals and refinances of any Debt described in this CLAUSE (C) so long as the principal amount thereof is not increased; (d) Subordinated Debt; PROVIDED that the aggregate principal amount of all Seller Subordinated Debt at any time outstanding shall not exceed a Dollar Equivalent amount of U.S.$5,000,000; and (e) other Debt (which may be secured) in an aggregate amount not at any time exceeding a Dollar Equivalent amount of U.S.$10,000,000.

     8.8 LIENS. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, landlords, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds (excluding appeal bonds and other bonds relating to judgments), bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; (c) Liens identified on SCHEDULE 8.8;
(d) attachments, judgments and other similar Liens, and appeal bonds and other bonds relating to judgments, for sums not exceeding in the aggregate a Dollar Equivalent amount of U.S.$250,000, arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings; (e) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of Parent and its Subsidiaries taken as a whole; (f) Liens securing Debt permitted pursuant to SUBSECTION 8.7(C) or (E); (g) extensions, renewals or replacements of any Lien permitted by the foregoing provisions of this SECTION 8.8, but only if the principal amount of the Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any other property; (h) Liens securing Debt permitted by SUBSECTION 8.7(B), provided that the holder of each such Lien has granted an Agent a perfected, first-priority security interest in such Lien; and (i) Liens arising under the Loan Documents.

     8.9 RESTRICTED PAYMENTS. Not, and not permit any Subsidiary to, (a) declare or pay any dividends on any of its capital stock (other than dividends payable in stock, warrants, options, or other non-cash rights with respect to stock of Parent), (b) purchase or redeem any capital stock of Parent or any Subsidiary or any warrants, options or other rights in respect of such stock, (c) make any other distribution (other than distributions payable in warrants, options, or other non-cash rights with respect to stock of Parent) to shareholders of Parent or any Subsidiary, (d) prepay, purchase or redeem any Subordinated Debt or (e) set aside funds for any of the foregoing; PROVIDED that (i) any Subsidiary may declare and pay dividends or make any other distribution to Parent or to another wholly-owned Subsidiary,
(ii) Parent may pay dividends of up to U.S.$1,500,000 to L & S Bishop Enterprises Inc., provided that concurrently therewith a corresponding amount is paid by L & S Bishop Enterprises Inc. to Parent to repay outstanding indebtedness of L & S Bishop Enterprises Inc. to Parent, and (iii) Parent may redeem up to U.S.$7,000,000 of its common stock held by the selling shareholders of Rubbish Removal, Inc.

     8.10 ADVANCES AND OTHER INVESTMENTS. Not, and not permit any Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except the following:

     (a) Investments existing on the Closing Date and identified in SCHEDULE
     7.9;

     (b) Investments to consummate Permitted Acquisitions;

     (c) in the ordinary course of business, contributions by Parent to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

     (d) in the ordinary course of business, Investments by Parent in any Subsidiary of Parent or by any of the Subsidiaries of Parent in any other Subsidiary of Parent, by way of intercompany loans, advances or guaranties, all to the extent permitted by SECTION 8.7;

     (e) Suretyship Liabilities permitted by SECTION 8.7;

     (f) good faith deposits made in connection with prospective Permitted Acquisitions;

     (g) loans to officers, directors and employees not at any time exceeding a Dollar Equivalent amount of U.S.$500,000 in the aggregate for all such individuals; and

     (h) to the extent they constitute Investments, deposits which give rise to Liens permitted by SUBSECTION (D), (F) or (G) (to the extent relating to Liens permitted by SUBSECTION (D) or (F)) of SECTION 8.8; and

     (i) Cash Equivalent Investments;

PROVIDED that (x) any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (y) no Investment otherwise permitted by CLAUSE (B),
(C), (D), (E), (F) or (G) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing.

     8.11 MERGERS, CONSOLIDATIONS AND AMALGAMATIONS; ACQUISITIONS. Not, and not permit any Subsidiary to, be a party to any merger, consolidation or amalgamation, or make any Acquisition, except (a) any merger, consolidation or amalgamation of or by any wholly-owned Subsidiary into or with Parent or any other wholly-owned Subsidiary, (b) any merger, consolidation or amalgamation to consummate a Permitted Acquisition, (c) any Acquisition by Parent or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary, and (d) any Acquisition of a Person of the equity of a Person which is in, or of assets which are used, the same or a similar line of business as Parent and its Subsidiaries; PROVIDED that any Acquisition described in this CLAUSE (D) (a "PERMITTED ACQUISITION") must satisfy all of the following conditions: (i) each Person so acquired shall comply with all of the terms of this Agreement and the other Loan Documents that are applicable to such Person; (ii) in the case of the Acquisition of any Person, either the Board of Directors (or other equivalent governing body) of such Person incumbent at the time such Acquisition is proposed has approved such Acquisition or such Acquisition is otherwise deemed in the reasonable judgment of the Required Lenders to be a "friendly" Acquisition; (iii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of, or would result from the making of, such Acquisition; (iv) either (A) the aggregate cash consideration to be paid by Parent and its Subsidiaries (including any Debt assumed or issued in connection therewith) in connection with such Acquisition (or any series of related Acquisitions) is less than (1) prior to a Qualifying IPO, a Dollar Equivalent amount of U.S.$7,500,000 or (2) after a Qualifying IPO, the greater of (x) a Dollar Equivalent amount of U.S.$10,000,000 and (y) 10% of the total consolidated assets of Parent or (B) the Required Lenders have consented to such Acquisition; and (v) in the case of an Acquisition of a landfill or a Person which owns a landfill, Parent shall have delivered to the Lenders an environmental review with respect to such landfill from an environmental consultant (who may be an employee of Parent) reasonably satisfactory to the U.S. Agent and such environmental report shall not disclose that, after giving effect to such Acquisition, there will be any Material Environmental Event.

     8.12 ASSET DISPOSITIONS. Not, and not permit any Subsidiary to, sell, transfer, convey, lease or otherwise dispose of, or grant any option, warrant or other right with respect to, any of its assets, or sell, assign, pledge or otherwise transfer any receivables, contract rights, general intangibles, chattel paper or instruments, with or without recourse, except (a) the disposition of inventory or obsolete or unutilized assets in the ordinary course of business consistent with past practices and (b) other dispositions which do not exceed a Dollar Equivalent amount of U.S.$500,000 in any Fiscal Year.

     8.13 USE OF PROCEEDS. Use the proceeds of the Loans (a) for general corporate purposes of Parent and its Subsidiaries (including capital expenditures and payments permitted by SECTION 8.9), (b) for ongoing working capital requirements of Parent and its Subsidiaries, (c) for Permitted Acquisitions and (d) to redeem up to a Dollar Equivalent amount of U.S.$7,000,000 of redeemable common stock held by the sellers of Rubbish Removal, Inc.; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

     8.14 TRANSACTIONS WITH AFFILIATES. Not, and not permit any Subsidiary to, enter into or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates (other than with Parent or any Subsidiary) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

     8.15 PENSION PLANS. Maintain, and cause each Subsidiary to maintain, each Pension Plan and Canadian Plan in material compliance with all applicable requirements of law and regulations.

     8.16 ENVIRONMENTAL COVENANTS.

     8.16.1 ENVIRONMENTAL RESPONSE OBLIGATION. (a) Comply, and cause each Subsidiary to comply, in all material respects with any federal, provincial or state judicial or administrative order requiring the performance at any real property owned, operated or leased by Parent or any Subsidiary of activities in response to the release or threatened release of a Hazardous Material; (b) notify the U.S. Agent within ten days of the receipt of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the release or threatened release of a Hazardous Material; and
(c) notify the U.S. Agent within ten days of any release, threat of release, or disposal of Hazardous Material reported by Parent or any Subsidiary to any governmental or regulatory authority at any real property owned, operated, or leased by Parent or any Subsidiary.

     8.16.2 ENVIRONMENTAL LIABILITIES. (a) Comply, and cause each Subsidiary to comply, in all material respects with all material Environmental Laws; (b) without limiting CLAUSE (A), not commence disposal of any Hazardous Material into or onto any real property owned, operated or leased by Parent or any Subsidiary; and (c) without limiting CLAUSE (A), not allow any Lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to remain on any real property owned, operated or leased by Parent or any Subsidiary.

     8.17 UNCONDITIONAL PURCHASE OBLIGATIONS. Not, and not permit any Subsidiary to, enter into or be a party to any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

     8.18 FURTHER ASSURANCES. Take, and cause each Subsidiary to take, such actions as the U.S. Agent, the Canadian Agent, the Required U.S. Lenders, the Required Canadian Lenders or the Required Lenders may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession, and the delivery of opinions of counsel as to the effectiveness of the foregoing) to ensure that (a) the obligations of each Borrower hereunder and under the other Loan Documents to which it is a party are secured by substantially all of the assets (other than real property) of such Borrower and guarantied by (i) in the case of Parent, all Subsidiaries of Parent (including the Company) and (ii) in the case of the Company, Parent and all other Subsidiaries of Parent; and (b) the obligations of each Guarantor under each Guaranty to which it is a party are secured by substantially all of the assets (other than real property) of such Guarantor. Without limiting the foregoing, if at any time any Canadian bank is to be added as a Canadian Lender hereunder (pursuant to SECTION 2.12, SECTION 12.8 or otherwise), Parent will, prior to such Person becoming a Canadian Lender, execute and deliver such documents, and take such other actions, as are necessary to grant Bank Act Security to such Canadian Lender. Notwithstanding the foregoing, Lacey Garbage Disposal Ltd. shall not be obligated to issue any guaranty or grant any security so long as (x) its total assets do not at any time exceed Cdn.$250,000 and (y) it is wound up or dissolved on or before March 31, 1999.

     8.19 OPERATING LEASES. Not, and not permit any Subsidiary to, be a party to Operating Leases requiring rental payments in excess of a Dollar Equivalent amount of U.S.$500,000 in the aggregate (excluding intercompany leases) in any Fiscal Year for Parent and its Subsidiaries taken as a whole.

     8.20 BUSINESS. Not, and not permit any Subsidiary to, engage in any business other than the solid waste business.

     8.21 INCONSISTENT AGREEMENTS. Not, and not permit any Subsidiary to, enter into any material agreement containing any provision which would be violated or breached by any borrowing by Parent or the Company hereunder or by the performance by Parent, the Company or any Subsidiary of any of its obligations hereunder or under any other Loan Document.

     8.22 CAPITAL EXPENDITURES. Not permit all capital expenditures of Parent and its Subsidiaries (excluding, to the extent included in capital expenditures, assets acquired in a Permitted Acquisition) during any period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter (beginning with the Fiscal Quarter ending March 31, 1999) to exceed an amount equal to (a) 2 multiplied by (b) the amount of depreciation and amortization expensed by Parent and its Subsidiaries in accordance with GAAP during such period.

     8.23 OTHER NEGATIVE PLEDGES. Not, and not permit any Subsidiary to, enter into any agreement, other than the Loan Documents, with any Person which in any way restricts the ability of Parent or any Subsidiary to place a Lien on any of its real or personal property, assets or rights of whatsoever nature.

     8.24 REDEEMABLE EQUITY INTERESTS. Not, and not permit any Subsidiary to, issue any Redeemable Equity Interests.

     8.25 NOVA SCOTIA SUB AND ONTARIO GP. Not permit Nova Scotia Sub to hold any assets other than the membership interests of CERI, L.L.C or to conduct any business whatsoever (other than making additional investments in CERI, L.L.C. and intercompany loans and advances to Parent and other Subsidiaries and borrowing funds to make such loans and advances); and not permit Ontario GP to hold any assets other than the 1% general partnership interest in the Company or to conduct any business whatsoever (other than making additional investments in the Company).

     8.26 QUEBEC COLLATERAL. Promptly upon request of the Canadian Agent (acting at the direction or with the consent of the Required Lenders), grant, and cause each Subsidiary to grant, to the Canadian Agent a perfected security interest in all assets of Parent or such Subsidiary located in, and all accounts of Parent or such Subsidiary owed by Persons located in, the Province of Quebec.

     8.27 RELEASE OF JVS PLEDGE. Cause JVS to make a lump sum payment of the amount owing to John Vinciguerra, Madeline Vinciguerra, Robert Vinciguerra, Janice Vinciguerra and John Vinciguerra, Jr. (the "JVS SECURED PARTIES") and obtain a release of all liens and security interests granted to the JVS Secured Parties, including the certificates for the shares of JVS, by February 28, 1999; and concurrently with such release (or as soon thereafter as practicable) cause all certificates evidencing shares of JVS to be delivered to the U.S. Agent to be held pursuant to the terms of the U.S. Pledge Agreement.

                                  ARTICLE IX

                               EVENTS OF DEFAULT

     9.1 EVENT OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT":

            (a) NON-PAYMENT OF THE LOANS, ETC. Default in the payment when due of the principal of any Loan, any Bankers' Acceptance, any BA Equivalent Note or any L/C Obligation; or default, and continuance thereof for five days, in the payment when due of any interest, fee or other amount payable by either Borrower hereunder or under any other Loan Document.

            (b) NON-PAYMENT OF OTHER DEBT. Any default shall occur under the terms applicable to any Debt of Parent or any Subsidiary in an aggregate amount (for all Debt so affected) exceeding a Dollar Equivalent amount of U.S.$1,000,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

            (c) OTHER MATERIAL OBLIGATIONS. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, Parent or any Subsidiary with respect to any material purchase or lease of goods or services if such default has had or is reasonably likely to have a Material Adverse Effect.

            (d) BANKRUPTCY, INSOLVENCY, ETC. Parent or any Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Parent or any Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Parent or such Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Parent or any Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding (including any Insolvency Proceeding) under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary winding up or dissolution, not under any bankruptcy or insolvency law, of any Subsidiary other than the Company), is commenced in respect of Parent or any Subsidiary, and if such case or proceeding is not commenced by Parent or such Subsidiary, it is consented to or acquiesced in by Parent or such Subsidiary, or remains for 60 days undismissed; or Parent or any Subsidiary takes any corporate, partnership or other organizational action to authorize, or in furtherance of, any of the foregoing.

            (e) NON-COMPLIANCE WITH PROVISIONS OF THIS AGREEMENT. Failure by Parent to comply with or to perform any covenant set forth in SECTIONS 8.6 through 8.15 or 8.17 through 8.22; or failure by Parent to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this SECTION 9) and continuance of such failure for 30 days after written notice thereof to Parent from either Agent or any Lender.

            (f) WARRANTIES. Any warranty made by either Borrower herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by either Borrower to either Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

            (g) PENSION PLANS. (i) Institution of any steps by Parent or the Company or any other Person to terminate a Pension Plan or a Canadian Plan if as a result of such termination Parent or the Company could be required to make a contribution to such Pension Plan or Canadian Plan, or could incur a liability or obligation to such Pension Plan or Canadian Plan, in excess of a Dollar Equivalent amount of U.S.$1,000,000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

            (h) JUDGMENTS. Final judgments which exceed an aggregate Dollar Equivalent amount of U.S.$250,000 (excluding any portion thereof covered by insurance so long as the applicable insurer has not denied coverage and Parent reasonably believes such portions will be paid by such insurer) shall be rendered against Parent or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

            (i) INVALIDITY OF COLLATERAL DOCUMENTS, ETC. Any Collateral Document shall cease to be in full force and effect in all material respects with respect to the Loan Party which is a party thereto; any Loan Party shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which it is a party (i) if as a result thereof the Lien on any material portion of the collateral granted thereunder becomes unperfected or is otherwise adversely affected or (ii) within ten days after written request of either Agent or any Lender; or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

            (j) INVALIDITY OF GUARANTIES, ETC. Any Guaranty shall cease to be in full force and effect with respect to any applicable Guarantor; any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the applicable Guaranty; any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of the applicable Guaranty with respect to such Guarantor; or Parent (or any Person by, through or on behalf of Parent) shall contest in any manner the validity, binding nature or enforceability of any provision of SECTION 11.

            (k) CHANGE OF CONTROL, ETC. Any Change of Control shall occur; or Allen Fracassi, Phillip Fracassi, any member of their respective immediate families or any Affiliate of the foregoing shall at any time collectively own or control 15% or more of the outstanding common stock of Parent; or the Company shall cease to be a wholly-owned Subsidiary (directly or indirectly) of Parent.

            (l) BONDING ARRANGEMENTS. The Company or any Subsidiary breaches or defaults with respect to the terms of one or more bonded contracts if the effect of such breach or default is to cause one or more Persons issuing bonds for the Company or any Subsidiary to take possession of the work under contracts which are subject to bonds aggregating a Dollar Equivalent amount of U.S. $1,000,000 or more.

            (m) MATERIAL ADVERSE CHANGE. Any material adverse change shall occur in (a) the financial condition, operations, business or assets of Parent and its Subsidiaries taken as a whole or (b) the ability of Parent, the Company or any other Subsidiary to timely and fully perform any of its payment or other material obligations under this Agreement or any other Loan Document to which it is a party.

     9.2 REMEDIES. If any Event of Default occurs, the Agents shall, at the request of, or may, with the consent of, the Required Lenders do any or all of the following:

            (a) declare the commitment of each Lender to make any Credit Extension (including any obligation of either Issuing Lender to Issue any Letter of Credit) to be terminated, whereupon such commitments and obligation shall be terminated;

            (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

            (c) demand that each Borrower immediately provide Cash Collateral to the Applicable Agent in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letter of Credit issued for the account of such Borrower (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit), whereupon such Borrower shall become immediately obligated to provide such Cash Collateral;

            (d) demand that Parent immediately provide Cash Collateral to the Canadian Agent in an amount equal to the face amount of all outstanding Bankers' Acceptances and BA Equivalent Notes, whereupon Parent shall become immediately obligated to provide such Cash Collateral; and

            (e) exercise on behalf of the Agents and the Lenders all rights and remedies available to the Agents and the Lenders under the Loan Documents or applicable law;

PROVIDED, HOWEVER, that upon the occurrence of any Event of Default specified in SUBSECTION 9.1(D), the obligation of each Lender to make any Credit Extension (including the obligation of either Issuing Lender to Issue any Letter of Credit) shall automatically terminate and the unpaid principal amount of all outstanding Loans and all other Obligations shall automatically become due and payable and each Borrower shall automatically become obligated to provide Cash Collateral in the amounts set forth in CLAUSES (C) and (D) above, as applicable, in each case without further act of either Agent or any Lender.

     9.3 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                  ARTICLE X

                                  THE AGENTS

     10.1 APPOINTMENT AND AUTHORIZATION. (a) Each Lender hereby irrevocably (subject to SECTION 10.9) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, no Agent shall have any duties or responsibilities except those expressly set forth herein, nor shall either Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either Agent.

            (b) The applicable Issuing Lender shall act on behalf of the Applicable Lenders with respect to the Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Applicable Agent may agree at the request of the Required U.S. Lenders or the Required Canadian Lenders, as applicable, to act for such Issuing Lender with respect thereto; PROVIDED, HOWEVER, that each Issuing Lender shall have all of the benefits and immunities (i) provided to the Agents in this ARTICLE X with respect to any acts taken or omissions of such Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this ARTICLE X, included such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Lender.

     10.2 DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     10.3 LIABILITY OF AGENTS. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Parent or any Subsidiary or Affiliate of Parent, or any officer thereof, contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of Parent or the Company or any other party to perform its obligations hereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of Parent or any of Parent's Subsidiaries or Affiliates.

     10.4 RELIANCE BY AGENTS. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Parent or the Company), independent accountants and other experts selected by either Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required U.S. Lenders, the Required Canadian Lenders or the Required Lenders, as applicable, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Required U.S. Lenders, the Required Canadian Lenders, the Required Lenders or all Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

            (b) For purposes of determining compliance with the conditions specified in SECTION 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter sent by an Agent to such Lender for consent, approval, acceptance or satisfaction.

     10.5 NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If either Agent receives such a notice, such Agent will notify the other Agent and the Lenders of its receipt thereof. Each Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with ARTICLE IX; PROVIDED, HOWEVER, that unless and until such Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

     10.6 CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by either Agent hereinafter taken, including any review of the affairs of Parent and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Parent and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by an Agent, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

     10.7 INDEMNIFICATION OF AGENTS. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the termination of this Agreement, the payment of all Obligations hereunder and the resignation or replacement of either Agent.

     10.8 AGENTS IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Parent and its Subsidiaries and Affiliates as though BofA were not the U.S. Agent and an Issuing Lender and BACAN were not the Canadian Agent and an Issuing Lender, and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding Parent or its Affiliates (including information that may be subject to confidentiality obligations in favor of Parent, the Company or such Subsidiary) and acknowledge that BofA and its Affiliates shall be under no obligation to provide such information to them. With respect to their respective Loans, BofA and any Affiliate thereof shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent or an Issuing Lender.

     10.9 SUCCESSOR AGENTS. Either Agent may, and at the request of the Required Lenders shall, resign as an Agent upon 30 days' notice to the Lenders. If either Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor U.S. Agent or Canadian Agent, as applicable, for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Applicable Agent, such Agent may appoint, after consulting with the Lenders and Parent, a successor U.S. Agent or Canadian Agent, as applicable, from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "U.S. Agent" or "Canadian Agent," as applicable, shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE X and SECTIONS 12.4 and 12.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as the Applicable Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Applicable Lenders shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the U.S. Agent and BACAN may not be removed as Canadian Agent at the request of the Required Lenders unless such Person and each Affiliate thereof acting as an Agent or an Issuing Lender shall also simultaneously be relieved of its duties and responsibilities hereunder in such capacity pursuant to documentation in form and substance reasonably satisfactory to BofA, BACAN and any other applicable Affiliate thereof.

     10.10 WITHHOLDING TAX. (a) If any U.S. Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 (or any successor form) pursuant to SUBSECTION 5.1(F) and such U.S. Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such U.S. Lender, then such U.S. Lender agrees to notify the U.S. Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such U.S. Lender. To the extent of such percentage amount, the U.S. Agent will treat such U.S. Lender's IRS Form 1001 as no longer valid, and such U.S. Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (b) If any U.S. Lender claiming exemption from United States withholding tax by filing IRS Form 4224 (or any successor form) with the U.S. Agent pursuant to SUBSECTION 5.1(F) grants a participation in all or part of the Obligations of the Company to such U.S. Lender, then such U.S. Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Applicable Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by SUBSECTION 5.1(F) are not delivered to the Applicable Agent, then the Applicable Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

            (d) If the IRS or Revenue Canada or any other Governmental Authority of the United States, Canada or any other jurisdiction asserts a claim that an Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to such Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations.

     10.11 COLLATERAL MATTERS RELEASES OF GUARANTORS. (a) The Lenders irrevocably authorize each Agent, at its option and in its discretion, to release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of Parent and the Company hereunder and expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which Parent, the Company or the applicable Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; or
(iv) subject to SECTION 12.1, if approved, authorized or ratified in writing by the Required Lenders.

            (b) The Lenders irrevocably authorize each Agent, at its option and in its discretion, to release any Guarantor (other than a Borrower) from its obligations under any applicable Guaranty if such Guarantor ceases to be a Subsidiary of Parent as a result of a transaction permitted hereunder.

            (c) Upon request by either Agent at any time, the Lenders will confirm in writing such Agent's authority to release particular types or items of Collateral, or to release a Guarantor, pursuant to this SECTION 10.11.

     10.12 CO-AGENTS. No Lender identified on the facing page, the initial page or the signature pages of this Agreement as being a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Agreement or in taking or refraining from taking any action hereunder or pursuant hereto.

                                  ARTICLE XI

                           GUARANTY BY THE COMPANY

     11.1 GUARANTY. Parent hereby absolutely, unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of all obligations of the Company (a) under this Agreement, including the principal of and interest on each Loan to the Company, all obligations of the Company under or in connection with any Bankers' Acceptance or BA Equivalent Note, and all costs and expenses of the Agents and the Lenders in enforcing any of their rights against the Company hereunder, and
(b) under any Hedging Agreement with any Lender or any Affiliate thereof. Upon failure by the Company to pay punctually any such amount, Parent shall forthwith on demand pay the amount not so paid at the place, in the currency and in the manner specified in this Agreement or the applicable Hedging Agreement.

     11.2 GUARANTY UNCONDITIONAL. The obligations of Parent under this SECTION 11 shall be absolute, unconditional and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under this Agreement, any other Loan Document or any applicable Hedging Agreement, by operation of law or otherwise;

            (b) any modification or amendment of or supplement to this Agreement, any other Loan Document or any applicable Hedging Agreement;

            (c) any release, impairment, non-perfection or invalidity of any other guaranty or of any direct or indirect security for any obligation of the Company under this Agreement, any other Loan Document or any applicable Hedging Agreement;

            (d) any change in the corporate existence, structure or ownership of the Company or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or the Company's assets or any resulting release or discharge of any obligation of the Company contained in this Agreement, any other Loan Document or any applicable Hedging Agreement;

            (e) the existence of any claim, set-off or other right which Parent may have at any time against the Company, either Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (f) any invalidity or unenforceability relating to or against the Company for any reason of this Agreement, any other Loan Document or any applicable Hedging Agreement, or any provision of any applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Loan or any other amount payable by the Company under this Agreement, any other Loan Document or any applicable Hedging Agreement; or

            (g) any other act or omission to act or delay of any kind by the Company, either Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of Parent's obligations as guarantor hereunder.

     11.3 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Parent's obligations as guarantor hereunder shall remain in full force and effect until the Commitments shall have terminated and all obligations of the Company under this Agreement and any applicable Hedging Agreement shall have been paid in full. If at any time any payment of principal, interest or any other amount payable by the Company under or in connection with this Agreement, any other Loan Document or any applicable Hedging Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, Parent's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     11.4 WAIVER BY PARENT. Parent irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company or any other Person.

     11.5 SUBROGATION. Notwithstanding any payment made by or for the account of the Company pursuant to this ARTICLE XI, Parent shall not be subrogated to any right of either Agent or any Lender until such time as the Agents and the Lenders and any applicable Affiliate of any Lender shall have received final payment in cash of the full amount of all obligations of the Company hereunder and under any applicable Hedging Agreement.

     11.6 STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Company under this Agreement, any other Loan Document or any applicable Hedging Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by Parent hereunder forthwith on demand by the U.S. Agent made at the request of the Required Lenders.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by either Borrower herefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the U.S. Agent at the written request or with the written consent of the Required Lenders) and Parent and acknowledged by the U.S. Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no such waiver, amendment or consent shall, unless in writing and signed by all Lenders and the Borrowers and acknowledged by the U.S. Agent, do any of the following:

            (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to SECTION 9.2);

            (b) postpone or delay any date fixed by this Agreement for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

            (c) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to CLAUSE (IV) below) reduce any fees or other amounts payable hereunder or under any other Loan Document;

            (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

            (e) amend or release any Guaranty, amend ARTICLE XI or release Parent from any obligation thereunder or release or subordinate any substantial portion of the collateral granted under the Collateral Documents; or

            (f) amend this Section, the definition of "Pro Rata Share" or any provision herein providing for consent or other action by all Lenders;

and PROVIDED, FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of such Issuing Lender under this Agreement or any L/C-Related Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Applicable Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of such Agent under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by all Canadian Lenders in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Canadian Lenders under this Agreement or any other Loan Document and (iv) the amount of any fee payable pursuant to SECTION
2.5.1 or SUBSECTION 4.8(B) may be changed pursuant to a written agreement between Parent and the Person to which such fee is payable.

     12.2 NOTICES. (a) All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by either Borrower to either Agent by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on SCHEDULE 12.2) and mailed, faxed or delivered to the address or facsimile number specified for notices on SCHEDULE 12.2; or, in the case of either Borrower or either Agent, to such other address as shall be designated by such party in a written notice to the other parties, and in the case of any other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agents.

            (b) All such notices, requests and other communications hereunder shall, when transmitted by overnight delivery, or faxed, be effective when delivered, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. or Canadian mail; except that notices to either Agent pursuant to ARTICLE II, III, IV or X shall not be effective until actually received by such Agent, and notices pursuant to ARTICLE IV to an Issuing Lender shall not be effective until actually received by such Issuing Lender.

            (c) Any agreement of the Agents and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agents and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Applicable Borrower to give such notice and the Agents and the Lenders shall not have any liability to such Borrower or other Person on account of any action taken or not taken by either Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure of either Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by either Agent or any Lender of a confirmation which is at variance with the terms understood by such Agent or such Lender to be contained in the telephonic or facsimile notice.

     12.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of either Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     12.4 COSTS AND EXPENSES. Parent shall:

            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (in its capacity as U.S. Agent and Issuing Lender) and BACAN (in its capacity as Canadian Agent and Issuing Lender) within five Business Days after demand (subject to SUBSECTION 6.1(F)) for all reasonable costs and expenses incurred by BofA (in its capacity as U.S. Agent and Issuing Lender) or BACAN (in its capacity as Canadian Agent and Issuing Lender) in connection with the development, preparation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (in its capacity as U.S. Agent and Issuing Lender) and BACAN (in its capacity as Canadian Agent and Issuing Lender) with respect thereto; and

            (b) pay or reimburse each Agent and each Lender within five Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

     12.5 BORROWER INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each an "INDEMNIFIED PERSON") harmless from and against any and all reasonable liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of either Agent or the replacement of any Lender) be imposed on, incurred by or asserted against any Indemnified Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED that neither Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

     12.6 PAYMENTS SET ASIDE. To the extent that either Borrower makes a payment to either Agent or any Lender, or either Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee or receiver, or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Applicable Agent upon demand its pro rata share of any amount so recovered from or repaid by such Agent.

     12.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

     12.8 ASSIGNMENTS, PARTICIPATIONS, ETC. (a) Any Lender may, with the written consent of Parent (at all times other than during the existence of an Event of Default), the Agents and the Issuing Lenders, which consents shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more commercial banks or other financial institutions (provided that no written consent of Parent, either Agent or either Issuing Lender shall be required in connection with any assignment and delegation by a Lender to a commercial bank or financial institution that is an Affiliate of such Lender (so long as such assignment will not result in any increased costs to either Borrower) or to another Lender) (each an "ASSIGNEE") all or any part of the Loans, the Commitment, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S.$5,000,000 or, if less, the entire amount of all Loans, the Commitment, L/C Obligations and other rights and obligations of such Lender hereunder; PROVIDED, HOWEVER, that the Borrowers and the Agents may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the

Borrowers and the Agents by such Lender and the Assignee; (y) such Lender and its Assignee shall have delivered to the Borrowers and the Agents an Assignment and Acceptance ("ASSIGNMENT AND ACCEPTANCE") in the form of EXHIBIT E-1 or EXHIBIT E-2, as applicable, together with any Note or Notes subject to such assignment and (z) the assignor Lender or Assignee shall have paid to the Applicable Agent a processing fee in a Dollar Equivalent amount of U.S.$3,500.

            (b) From and after the date that the U.S. Agent notifies the assignor Lender that it has received (and provided its consent and, to the extent required, received the consents of Parent, the other Agent and the Issuing Lenders with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

            (c) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of Parent (a "PARTICIPANT") participating interests in any Loan, the Commitment of such Lender and the other interests of such Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers, the Issuing Lenders and the Agents shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and
(iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the FIRST PROVISO to SECTION 12.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 5.1, 5.3, 5.4, 5.6 and 12.5 as though it were also a Lender hereunder (provided that neither Borrower shall be obligated to pay any amount under SECTION 5.1, 5.3, or 5.6 to any Participant which is greater than such Lender would have been required to pay to the originating Lender if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

            (d) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     12.9 CONFIDENTIALITY. Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified in writing as "confidential" or "secret" by Parent or any of its Subsidiaries (including projections required by SECTION 8.1.8, which information is non-public and may constitute "inside information" for purposes of state, provincial or federal securities laws) and provided to it by Parent or any Subsidiary, or by either Agent on Parent's or any Subsidiary's behalf, under this Agreement, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with Parent or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than Parent or any Subsidiary, provided that such source is not bound by a confidentiality agreement with Parent or any Subsidiary known to such Lender; PROVIDED, HOWEVER, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which either Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) as to any Lender or its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Parent or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

     12.10 SET-OFF. In addition to any right or remedy of the Lenders provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to either Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of either Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not either Agent or such Lender shall have made demand under this Agreement and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify Parent and the Agents after any such set-off and application made by such Lender; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

     12.11 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the U.S. Agent (and, in the case of a Canadian Lender, the Canadian Agent) in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as either Agent shall reasonably request.

     12.12 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

     12.13 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

     12.14 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Agents and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     12.15 GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT AND ANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENTS AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS. EACH BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH BORROWER, EACH AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS,

COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     12.16 WAIVER OF JURY TRIAL. EACH BORROWER, EACH LENDER AND EACH AGENT WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, EACH LENDER AND EACH AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     12.17 JUDGMENT. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Applicable Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Applicable Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the Business Day following receipt by the Applicable Agent of any sum adjudged to be so due in the Judgment Currency, such Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Agent in the Agreement Currency, the Applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Applicable Agent in such currency, such Agent agrees to return the amount of any excess to the Applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

     12.18 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents and any letters relating to fees described in SECTION 2.5.1 or SUBSECTION 4.8(B), embodies the entire agreement and understanding among the Borrowers, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   CAPITAL ENVIRONMENTAL RESOURCE,
                                   INC./RESSOURCES ENVIRONNEMENTALES
                                   CAPITAL INC.


                                   By: /s/ Tony Busseri
                                       ------------------------
                                   Title: Chairman

                                   CERI, L.P.
                                   By: 1312654 Ontario Inc., its General Partner


                                   By: /s/ Tony Busseri
                                       ------------------------
                                   Title: Chairman

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as U.S. Agent


                                   By: /s/ (Illegible)
                                       ------------------------
                                   Title: Agency Officer


                                   BANK OF AMERICA CANADA,
                                   as Canadian Agent



                                   By: /s/ (Illegible)
                                       ------------------------
                                   Title: Vice President

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a U.S. Lender and as an Issuing Lender


                                   By: /s/ (Illegible)
                                       ------------------------
                                   Title: Senior Vice President


                                   BANK OF AMERICA CANADA, as a Canadian
                                   Lender and as an Issuing Lender


                                   By: /s/ (Illegible)
                                       ------------------------
                                   Title: Vice President

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   as a Canadian Lender and as Co-Agent


                                   By: /s/ (Illegible)
                                       ------------------------
                                   Title: Director